As filed with the Securities and Exchange Commission on March 14, 2003

                                                             File No: 333-103045

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X]  Pre-Effective Amendment No. 1         [ ] Post-Effective Amendment No. ____

                        (Check appropriate box or boxes)


                               JANUS ASPEN SERIES
               (Exact Name of Registrant as Specified in Charter)

                               100 FILLMORE STREET
                           DENVER, COLORADO 80206-4928
                    (Address of Principal Executive Offices)

                                  303-333-3863
                          (Area Code and Phone Number)

                                   ----------

                                 THOMAS A. EARLY
                               JANUS ASPEN SERIES
                               100 FILLMORE STREET
                           DENVER, COLORADO 80206-4928
                     (Name and Address of Agent for Service)

                                    Copy to:

                              CHRISTOPHER E. PALMER
                                 SHEA & GARDNER
                          1800 MASSACHUSETTS AVE. N.W.
                              WASHINGTON, DC 20036

                                   ----------

Approximate date of proposed public offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

Title of Securities Being Offered: Service Shares and Institutional Shares of Janus Aspen Series Mid Cap Value Portfolio.

No filing fee is due with this filing because the Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to
Section 24(f) under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

                               JANUS ASPEN SERIES

                 CONTENT OF REGISTRATION STATEMENT ON FORM N-14



         Cover Sheet
         Part A - Prospectus/Proxy Statement
         Part B - Statement of Additional Information
         Statement of Additional Information (12/31/02)*
         Annual Report (12/31/01)*
         Semi-Annual Report (6/30/02)*
         Part C - Other Information
         Signature Page
         Exhibits

         * Incorporated by reference to the Form N-14 filed by registrant on February 7, 2003 (File No. 333-103045).

(JANUS LOGO)

                                                                  March 17, 2003

Dear Janus Investor:

     We are writing to request your vote on a proposal to reorganize the Janus Aspen Series Strategic Value Portfolio into the Janus Aspen Series Mid Cap Value Portfolio. If the reorganization is approved, your investment in the Strategic Value Portfolio will become an investment in the Mid Cap Value Portfolio. With similar investment objectives as the Strategic Value Portfolio, the Mid Cap Value Portfolio is managed by well-regarded value specialist, Perkins, Wolf, McDonnell and Co., a company in which Janus Capital has agreed to take a significant ownership interest.

     The Trustees of Janus Aspen Series have determined that the proposed reorganization is in your best interests, and they recommend that you vote for the proposed reorganization.

     PLEASE READ THE ENCLOSED MATERIALS, WHICH PROVIDE INFORMATION ABOUT THE PROPOSED REORGANIZATION AND THE MID CAP VALUE PORTFOLIO. TO CAST YOUR VOTE, SIMPLY COMPLETE THE ENCLOSED VOTING INSTRUCTION CARD. WE ASK THAT YOU RETURN YOUR CARD PROMPTLY. BE SURE TO SIGN THE CARD BEFORE MAILING IT IN THE POSTAGE-PAID ENVELOPE.

     We have retained Georgeson Shareholder Communications, Inc., a professional proxy solicitation firm, to assist with the solicitation of votes. If you do not vote your shares, you may receive a phone call from them.

     If you have any questions before you vote, please call (866) 238-7096. They will be happy to help you get your vote in quickly.

     Thank you for your vote, and we look forward to continuing to serve your investment needs.

                                          Sincerely,

                                          /s/ Mark Whiston

                                          Mark Whiston
                                          CEO, Janus Capital Group

                               JANUS ASPEN SERIES
                           STRATEGIC VALUE PORTFOLIO
                              100 FILLMORE STREET
                          DENVER, COLORADO 80206-4928

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 16, 2003

     A special meeting of shareholders of the Strategic Value Portfolio of Janus Aspen Series will be held at the offices of Janus Capital Management LLC, 3773 Cherry Creek Drive North, Denver, Colorado 80209, on April 16, 2003, at 10:00 a.m. Mountain Time for the following purposes:

          1. To approve an Agreement and Plan of Reorganization providing for the transfer of substantially all the assets and liabilities of the Janus Aspen Series Strategic Value Portfolio in exchange for shares of the Janus Aspen Series Mid Cap Value Portfolio; and

          2. To transact such other business as may properly come before the meeting.

     Shareholders of record of the Strategic Value Portfolio at the close of business on February 10, 2003 are entitled to vote at the meeting. Each share entitles its record owner to one vote, with proportionate voting for fractional shares.

                                          By direction of the Trustees,

                                                  /s/ KELLEY A. HOWES
                                          --------------------------------------
                                                     Kelley A. Howes
                                                        Secretary

March 17, 2003

                               JANUS ASPEN SERIES
                              100 FILLMORE STREET
                          DENVER, COLORADO 80206-4928
                                 1-800-525-0020

                         PROSPECTUS AND PROXY STATEMENT

           RELATING TO THE ACQUISITION BY THE MID CAP VALUE PORTFOLIO
                 OF THE ASSETS OF THE STRATEGIC VALUE PORTFOLIO

                                 MARCH 17, 2003

     This prospectus and proxy statement (the "Proxy Statement") is being furnished to you in connection with an agreement and plan of reorganization (the "Plan"). Under the Plan, shareholders of the Strategic Value Portfolio will receive shares of the Mid Cap Value Portfolio equal in total value to their holdings as of the closing date of the reorganization (the "Reorganization"). If you are invested in Service Shares of the Strategic Value Portfolio, you will be invested in Service Shares of the Mid Cap Value Portfolio after the Reorganization. Similarly, if you are invested in Institutional Shares of the Strategic Value Portfolio, you will be invested in Institutional Shares of the Mid Cap Value Portfolio after the Reorganization. After the Reorganization is complete, the Strategic Value Portfolio will be liquidated. The Reorganization is expected to be effective on or about April 30, 2003.

     The Trustees of Janus Aspen Series (the "Trust") determined that the Reorganization is in the best interest of investors in the Strategic Value Portfolio, and the Trustees recommend that investors in the Strategic Value Portfolio vote to approve the Reorganization.

     Shares of the Strategic Value Portfolio are sold only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts issued by life insurance companies ("Participating Insurance Companies"). (Although certain qualified plans are eligible to purchase shares, the Strategic Value Portfolio currently has no qualified plan shareholders.) Individual contract owners are not the shareholders of the Strategic Value Portfolio. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. Each Participating Insurance Company will offer to its contract owners the opportunity to instruct it as to how it should vote the Strategic Value Portfolio shares held by it. This Proxy Statement is therefore furnished to contract owners entitled to give voting instructions with regard to the Strategic Value Portfolio. When this Proxy Statement refers to "shares" of a Portfolio it refers to both Institutional Shares and Service Shares.

     This Proxy Statement sets forth concisely the information you should know about the Reorganization. You should read it carefully and retain it for future reference.

     You can request other information, including a Statement of Additional Information dated March 17, 2003, free of charge by contacting us at the above address or telephone number. The SEC maintains a website (www.sec.gov) that contains the Statement of Additional Information and other material incorporated by reference, together with other information regarding the Strategic Value Portfolio and the Mid Cap Value Portfolio.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

SUMMARY OF THE PROPOSED REORGANIZATION......................    3
  The Reorganization........................................    3
  Investment Objectives, Policies and Strategies............    3
  Investment Advisers.......................................    4
  Fee and Expense Information (Unaudited)...................    4
  Purchase and Redemption Procedures........................    6
  Tax Consequences..........................................    6
PRINCIPAL RISK FACTORS......................................    6
  Common Stock Risk.........................................    6
  Smaller or Newer Company Risk.............................    6
  Non-Diversification Risk (applies only to the Strategic
     Value Portfolio).......................................    6
  Value Risk................................................    6
  Foreign Securities Risk...................................    7
  High-Yield/High-Risk Bond Risk............................    7
THE REORGANIZATION..........................................    7
  The Plan..................................................    7
  Reasons for the Reorganization............................    7
  Federal Income Tax Considerations.........................    9
  Description of the Securities to be Issued................   10
  Capitalization (Unaudited)................................   11
ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS.................   11
VOTING INFORMATION..........................................   12
SHARE OWNERSHIP.............................................   13
AGREEMENT AND PLAN OF REORGANIZATION........................  A-1
ADDITIONAL INFORMATION ABOUT THE MID CAP VALUE PORTFOLIO....  B-1

                     SUMMARY OF THE PROPOSED REORGANIZATION

     This section provides a brief summary of the proposed Reorganization, certain expense information and a summary of the principal risk factors associated with an investment in the Mid Cap Value Portfolio. You should read the entire Proxy Statement carefully.

THE REORGANIZATION

     At a meeting held on January 31, 2003, the Trustees of the Trust concluded that the Reorganization is in the best interests of the shareholders of the Strategic Value Portfolio and the Mid Cap Value Portfolio, and that interests of shareholders of the two Portfolios will not be diluted as a result of the Reorganization.

     Under the Plan, the Strategic Value Portfolio will transfer substantially all its assets to the Mid Cap Value Portfolio, and shareholders of the Strategic Value Portfolio will receive shares of the Mid Cap Value Portfolio in exchange for their shares of the Strategic Value Portfolio. Each Strategic Value Portfolio shareholder will receive full and fractional shares of the Mid Cap Value Portfolio equal in value to the total value of his or her shares of the Strategic Value Portfolio as of the closing date of the Reorganization, which is expected to be April 30, 2003. If you are invested in the Strategic Value Portfolio through a variable contract, as a result of the Reorganization your investment in the Strategic Value Portfolio will be changed to an investment in the Mid Cap Value Portfolio. Your investment in the Mid Cap Value Portfolio immediately after the Reorganization will have the same value as your investment in the Strategic Value Portfolio immediately prior to the Reorganization.

     The Plan provides that Janus Capital Management LLC ("Janus Capital") will bear all costs and expenses of the Reorganization, including the costs and expenses incurred in the preparation and mailing of this Proxy Statement.

     The implementation of the Reorganization is subject to a number of conditions set forth in the Plan. Among the significant conditions (which may not be waived) are the receipt of an opinion of counsel to the effect that the Reorganization will be treated as a tax-free transaction to the Strategic Value Portfolio and its shareholders.

     This description of the Reorganization is qualified by reference to the full text of the Plan, which is attached at Appendix A.

INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES

     Although the phrasing is somewhat different, both Portfolios have substantially similar investment objectives. The Strategic Value Portfolio seeks long-term growth of capital, while the Mid Cap Value Portfolio seeks capital appreciation.

     As to investment policies and strategies, both Portfolios invest primarily in common stocks using a "value" approach. The Mid Cap Value Portfolio, however, invests primarily in common stocks of mid-sized companies, while the Strategic Value Portfolio is not required to invest in companies of any particular capitalization. As of December 31, 2002, the Strategic Value Portfolio invested slightly more than 60% of its net assets in common stocks of mid-sized companies. More specific information about each Portfolio's principal investment strategies is set forth below.

          The Strategic Value Portfolio invests primarily in common stocks with the potential for long-term growth of capital using a "value" approach. The "value" approach the portfolio manager uses emphasizes investments in companies he believes are undervalued relative to their intrinsic worth. The portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks at companies one at a time to determine if a company is an attractive investment opportunity and is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find investments with earnings growth potential, a significant portion of the Portfolio's assets may be in cash or similar investments.

          The Mid Cap Value Portfolio invests primarily in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Portfolio invests, under normal circumstances, at least

     80% of its assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly. Mid Cap Value Portfolio focuses on companies that have fallen out of favor with the market or are temporarily misunderstood by the investment community. To a lesser degree, the Portfolio also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. Mid Cap Value Portfolio's portfolio manager generally looks for companies with: a low price relative to their assets, earnings, cash flow or business franchise; products and services that give them a competitive advantage; and quality balance sheets and strong management. For purposes of the Portfolio's 80% policies, net assets will take into account borrowings for investment purposes.

     The Strategic Value Portfolio may invest up to 35% of its net assets in high-yield/high-risk bonds. The Mid Cap Value Portfolio may invest up to 20% of its net assets in high-yield/high-risk bonds.

     Each Portfolio may invest without limit in foreign equity and debt securities (subject, of course, to its overall investment objectives and policies set forth above).

     For more detailed information about the Mid Cap Value Portfolio, see Appendix B.

INVESTMENT ADVISERS

     Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Strategic Value Portfolio and is responsible for the day-to-day management of the Portfolio. Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as a subadviser for a number of private label mutual funds and provides separate account advisory services for institutional accounts.

     Janus Capital also serves as the investment adviser to the Mid Cap Value Portfolio. With respect to that Portfolio, however, Perkins, Wolf, McDonnell and Company ("Perkins") serves as subadviser and provides the day-to-day management of the Portfolio. Perkins, which is located at 310 South Michigan Avenue, Suite 2600, Chicago, Illinois 60604, has been in the investment management business since 1984 and manages other mutual funds and separate accounts. Janus Capital has agreed to take a 30% ownership stake in Perkins, a transaction that is expected to close in April 2003.

FEE AND EXPENSE INFORMATION (UNAUDITED)

     The table and the example below shows the fee and expense information for each Portfolio as well as pro forma fee and expense information on a combined basis, giving effect to the Reorganization. The Strategic Value Portfolio information is based on expenses for the fiscal year ended December 31, 2002. Because the Mid Cap Value Portfolio commenced operations on December 31, 2002, the information below is based on estimates for the Portfolio's first fiscal year, which will end December 31, 2003. The pro forma information is estimated.

          SHAREHOLDER FEES such as sales load, redemption fees or exchange fees are charged directly to an investor's account. The Portfolios are no-load investments, so there are generally no shareholder fees when you buy or sell shares of the Portfolios. HOWEVER, EACH VARIABLE CONTRACT INVOLVES FEES AND EXPENSES NOT DESCRIBED IN THIS PROSPECTUS. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE TABLE AND EXAMPLE BELOW, THE FEES AND EXPENSES WOULD BE HIGHER THAN THOSE SHOWN. SEE YOUR CONTRACT PROSPECTUS FOR MORE INFORMATION REGARDING THOSE CONTRACT FEES AND CHARGES.

          Annual FUND OPERATING EXPENSES are paid out of each Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows below, these costs are borne indirectly by all shareholders. For each Portfolio, Janus Capital has agreed to limit the Portfolio's expenses (excluding the distribution fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses) to 1.25% on an annual basis until at least June 2004.

                                         DISTRIBUTION              TOTAL ANNUAL FUND              TOTAL ANNUAL FUND
                            MANAGEMENT     (12B-1)       OTHER     OPERATING EXPENSES    TOTAL    OPERATING EXPENSES
                               FEE          FEE(1)      EXPENSES    WITHOUT WAIVERS     WAIVERS      WITH WAIVERS
                            ----------   ------------   --------   ------------------   -------   ------------------
Strategic Value Portfolio
  Service Shares..........    0.65%         0.25%        0.63%           1.53%(2)        0.03%          1.50%(2)
Mid Cap Value Portfolio
  Service Shares..........    0.65%         0.25%        0.44%           1.34%(3)        0.00%          1.34%(3)
Pro Forma Combined
  Service Shares..........    0.65%         0.25%        0.35%           1.25%(3)        0.00%          1.25%(3)
Strategic Value Portfolio
  Institutional Shares....    0.65%         0.00%        0.63%           1.28%(2)        0.03%          1.25%(2)
Mid Cap Value Portfolio
  Institutional Shares....    0.65%         0.00%        0.34%           0.99%(3)        0.00%          0.99%(3)
Pro Forma Combined
  Institutional Shares....    0.65%         0.00%        0.25%           0.90%(3)        0.00%          0.90%(3)

---------------

     (1) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

     (2) Expenses for the Strategic Value Portfolio are based upon expenses for the year ended December 31, 2002. Expenses are stated both with and without contractual waivers by Janus Capital. Janus Capital has agreed to limit the Portfolio's expenses (excluding the distribution fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses) to 1.25% on an annual basis until at least June 2004. Waivers are first applied against the management fee and then against other expenses, and will continue until at least June 2004. All expenses are shown without the effect of any expense offset arrangements.

     (3) Expenses for the Mid Cap Value Portfolio are based upon the estimated expenses the Portfolio expects to incur during its initial fiscal year, which will end December 31, 2003. Included in Other Expenses for Service Shares is a service fee of 0.10% of the average daily net assets to compensate Janus Services LLC for providing, or arranging for the provision of recordkeeping, subaccounting and administrative services to retirement or pension plan participants, variable contract owners or other underlying investors investing through institutional channels. There is no similar charge for the Strategic Value Portfolio or for Institutional Shares of the Mid Cap Value Portfolio. All expenses are shown without the effect of any expense offset arrangements.

  EXAMPLE:

     The following example is based on expenses without waivers. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                      ------   -------   -------   --------
Strategic Value Portfolio -- Service Shares.........   $156     $483      $834      $1,824
Mid Cap Value Portfolio -- Service Shares...........   $137     $425      $734      $1,613
Pro Forma Combined -- Service Shares................   $127     $397      $686      $1,511
Strategic Value Portfolio -- Institutional Shares...   $130     $406      $702      $1,545
Mid Cap Value Portfolio -- Institutional Shares.....   $101     $315      $547      $1,213
Pro Forma Combined -- Institutional Shares..........   $ 92     $287      $498      $1,108

PURCHASE AND REDEMPTION PROCEDURES

     Both Portfolios have the same purchase and redemption procedures, and those procedures will not change as a result of the proposed Reorganization. The Portfolios are available only through variable contracts and qualified plans. See Appendix B or your contract prospectus for information about the purchase and redemption procedures applicable to you.

TAX CONSEQUENCES

     As a condition of the Reorganization, the Trust will have received an opinion of counsel to the effect that, based on certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Portfolios or their shareholders. For more information, see "Federal Income Tax Considerations," below.

                             PRINCIPAL RISK FACTORS

     The Strategic Value Portfolio and the Mid Cap Value Portfolio have many of the same risk factors. For example, the main risk of both Portfolios is the risk inherent in the investment in common stocks. The risk in investing in smaller or newer companies, however, applies more to the Mid Cap Value Portfolio because of that Portfolio's policy of investing at least 80% of its assets in mid-sized companies. It also applies, to somewhat lesser degree to the Strategic Value Portfolio, because that Portfolio may have significant investments in medium or small size companies. The risk related to non-diversification applies to the Strategic Value Portfolio, but not the Mid Cap Value Portfolio. The principal risk factors applicable to both Portfolios are summarized below.

     Common Stock Risk. Because each Portfolio may invest substantially all its assets in common stocks, the main risk of each Portfolio is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Portfolio share price may also decrease.

     Smaller or Newer Company Risk. Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

     Non-Diversification Risk (applies only to the Strategic Value
Portfolio). Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio. A non-diversified portfolio has more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of a non-diversified Portfolio. The Strategic Value Portfolio is a non-diversified portfolio, while the Mid Cap Value Portfolio is a diversified portfolio.

     "Value" Risk. If the portfolio manager's perception of a company's worth is not realized in the time frame he expects, the overall performance of the Portfolio may suffer. In general, the portfolio manager believes this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, dividends and/or assets.

     Foreign Securities Risk. Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolio's performance may depend on issues other than the performance of a particular company. These issues include:

     - Currency Risk. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

     - Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from the country.

     - Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

     - Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

     - Transaction Costs. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

     High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Services and Moody's Investors Service, Inc. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

                               THE REORGANIZATION

THE PLAN

     The terms and conditions under which the Reorganization will be implemented are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, which is attached as Appendix A to this Proxy Statement.

     The Plan contemplates (i) the Mid Cap Value Portfolio acquiring substantially all of the assets of the Strategic Value Portfolio in exchange solely for shares of the Mid Cap Value Portfolio and the assumption by the Mid Cap Value Portfolio of all of the Strategic Value Portfolio's known liabilities, if any, as of the closing date, and (ii) the distribution on the closing date of such shares to the shareholders of Strategic Value Portfolio. Shareholders holding Service Shares of the Strategic Value Portfolio will receive Service Shares of the Mid Cap Value Portfolio, and shareholders holding Institutional Shares of the Strategic Value Portfolio will receive Institutional Shares of the Mid Cap Value Portfolio.

     The value of the assets of the Strategic Value Portfolio to be acquired and the amount of its liabilities to be assumed by the Mid Cap Value Portfolio and the net asset value of a share of Strategic Value Portfolio will be determined as of the close of regular trading on the New York Stock Exchange on the closing date and will be determined in accordance with the valuation procedures described in the then-current prospectus and Statement of Additional Information for the Mid Cap Value Portfolio. When market quotations are not readily available, or events or circumstances that may effect the value of portfolio securities are identified between the closing of their principal markets and the time the net asset value (NAV) is determined, securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees. The Plan provides that Janus Capital will bear all costs and expenses of the Reorganization, including the costs and expenses incurred in the preparation and mailing of this Proxy Statement. The closing date is expected to be on or about April 30, 2003.

     As soon as practicable after the closing date, the Strategic Value Portfolio will distribute pro rata to its shareholders of record the shares of the Mid Cap Value Portfolio it receives in the Reorganization, so that each shareholder of Strategic Value Portfolio will receive a number of full and fractional shares of the Mid Cap Value Portfolio equal in value to his or her holdings in the Strategic Value Portfolio. Each shareholder will receive shares of the same class that it previously held in the Strategic Value Portfolio. The distribution will be accomplished by opening accounts on the books of the Mid Cap Value Portfolio in the names of the Strategic Value Portfolio shareholders and by transferring thereto the shares of the Mid Cap Value Portfolio previously credited to the account of the Strategic Value Portfolio on those books. Each shareholder account shall be credited with the pro rata number of Mid Cap Value Portfolio shares due to that shareholder. Accordingly, immediately after the Reorganization, each former shareholder of the Strategic Value Portfolio will own shares of the Mid Cap Value Portfolio that will be equal to the value of that shareholder's shares of the Strategic Value Portfolio immediately prior to the Reorganization. The Strategic Value Portfolio will be liquidated soon after the distribution.

     If you are invested in the Strategic Value Portfolio through a variable contract, the Strategic Value Portfolio shares are held by your Participating Insurance Company in a separate account. In the Reorganization, the Participating Insurance Company will receive shares of the Mid Cap Value Portfolio in exchange for its shares of the Strategic Value Portfolio. The value of your investment in the Mid Cap Value Portfolio immediately after the Reorganization will equal the value of your investment in the Strategic Value Portfolio immediately prior to the Reorganization.

     The implementation of the Reorganization is subject to a number of conditions set forth in the Plan. For instance, the Plan may be terminated and the Reorganization abandoned at any time prior to the closing date by the Trustees if they determine that the Reorganization would disadvantage either Portfolio. The Trust's officers may change or postpone the closing date.

REASONS FOR THE REORGANIZATION

     At a meeting held on January 31, 2003, the Trustees of the Trust concluded that the Reorganization is in the best interests of shareholders of the Strategic Value Portfolio and the Mid Cap Value Portfolio and unanimously voted to recommend that you vote to approve the Reorganization. The Trustees also determined that the Reorganization will not result in any dilution of the interests of shareholders of either Portfolio. In making these determinations, the Trustees considered a variety of factors, including those discussed below.

     Generally Comparable Investment Objectives, Policies and Strategies. The Trustees considered the fact that the investment objectives, policies and strategies of the two Portfolios are generally comparable. As explained in more detail in "Investment Objectives, Policies and Strategies" above, both Portfolios invest primarily in common stocks using a "value" approach. Although the Mid Cap Value Portfolio has a policy of investing at least 80% of its assets in common stocks of mid-size companies, and the Strategic Value Portfolio has no such policy, the Trustees noted that as of December 31, 2002, the Strategic Value Portfolio invested slightly more than 60% of its net assets in stocks of mid-sized companies. The Trustees also noted that the Portfolios had substantially similar investment objectives; the Strategic Value Portfolio seeks long-term growth of capital and the Mid Cap Value Portfolio seeks capital appreciation.

     Fees and Expenses. The Trustees considered that both Portfolios have the same investment advisory fee. The Trustees also considered that, based on asset projections for 2003, Janus Capital projected lower annual expenses for the Mid Cap Value Portfolio than for the Strategic Value Portfolio even though the Mid Cap Value Portfolio (but not the Strategic Value Portfolio) has a service fee of 0.10% to compensate Janus Services LLC for certain recordkeeping services. The Trustees also considered that, for both Portfolios, Janus Capital has agreed to limit total annual expenses (not including the 12b-1 fee applicable to Service Shares) to 1.25% until at least June 2004.

     Performance. Although the Mid Cap Value Portfolio commenced operations on December 31, 2002, and thus does not have a significant performance record, the Trustees considered the performance record of the Berger Mid Cap Value Fund, which is managed by Perkins in the same manner as the Mid Cap Value Portfolio. The Trustees compared the performance of that fund with the performance of the Strategic Value Portfolio since the Strategic Value Portfolio commenced operations on May 1, 2000. Those performance records are set forth below.

                    AVERAGE ANNUAL RETURNS (AS OF 12/31/02)

                                                                          SINCE INCEPTION OF
                                                                           STRATEGIC VALUE
                                                           1 YEAR ENDED        (5/1/00)
                                                           ------------   ------------------
Janus Aspen Series
  Strategic Value Portfolio (Service Shares).............    (23.42%)          (12.30%)
Janus Aspen Series
  Strategic Value Portfolio (Institutional Shares).......    (23.22%)          (12.19%)
Berger Mid Cap Value Fund
  (Investor Shares)......................................    (13.09%)            8.00%

     Shareholder Services. The Trustees also considered that the Reorganization would have no effect on the level of service provided to shareholders because both Portfolios are part of the same Trust.

     Reorganization Costs. The Trustees also considered that Janus Capital has agreed to pay the costs of the Reorganization, including the costs of preparing, printing and mailing this Proxy Statement.

     Tax-Free Reorganization. The Trustees also considered that the Trust would receive an opinion of counsel that the Reorganization would be treated as a tax-free reorganization.

FEDERAL INCOME TAX CONSIDERATIONS

     As a condition to the Reorganization, the Trust will receive a legal opinion from Shea & Gardner, to the effect that, subject to customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:

     - the transfer of all or substantially all of the assets of the Strategic Value Portfolio solely in exchange for the Mid Cap Value Portfolio shares and the assumption by the Mid Cap Value Portfolio of all known liabilities of the Strategic Value Portfolio, and the distribution of such shares to the shareholders of the Strategic Value Portfolio, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code;

     - the Strategic Value Portfolio and the Mid Cap Value Portfolio will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     - no gain or loss will be recognized by the Strategic Value Portfolio on the transfer of the assets of the Strategic Value Portfolio to the Mid Cap Value Portfolio in exchange for the Mid Cap Value Portfolio shares and the assumption by the Mid Cap Value Portfolio of all known liabilities of the Strategic Value Portfolio or upon the distribution of the Mid Cap Value Portfolio shares to the Strategic Value Portfolio shareholders in exchange for their shares of the Strategic Value Portfolio;

     - the tax basis of the Strategic Value Portfolio's assets acquired by the Mid Cap Value Portfolio will be the same to the Mid Cap Value Portfolio as the tax basis of such assets to the Strategic Value Portfolio immediately prior to the reorganization, and the holding period of the assets of the Strategic Value Portfolio in the hands of the Mid Cap Value Portfolio will include the period during which those assets were held by the Strategic Value Portfolio;

     - no gain or loss will be recognized by the Mid Cap Value Portfolio upon the receipt of the assets of the Strategic Value Portfolio solely in exchange for the Mid Cap Value Portfolio shares and the assumption by the Mid Cap Value Portfolio of all known liabilities of the Strategic Value Portfolio;

     - no gain or loss will be recognized by shareholders of the Strategic Value Portfolio upon the receipt of the Mid Cap Value Portfolio shares by such shareholders, provided such shareholders receive solely the Mid Cap Value Portfolio shares (including fractional shares) in exchange for their the Strategic Value Portfolio shares; and

     - the aggregate tax basis of the Mid Cap Value Portfolio shares, including any fractional shares, received by each shareholder of the Strategic Value Portfolio pursuant to the reorganization will be the same as the aggregate tax basis of the Strategic Value Portfolio shares held by such shareholder immediately prior to the reorganization, and the holding period of the Mid Cap Value Portfolio shares, including fractional shares, to be received by each shareholder of the Strategic Value Portfolio will include the period during which the Strategic Value Portfolio shares exchanged therefore were held by such shareholder (provided that the Strategic Value Portfolio shares were held as a capital asset on the date of the reorganization).

     The receipt of such an opinion is a condition to the consummation of the Reorganization. The Trust has not obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the Reorganization, and the IRS is not bound by advice of counsel. If the transfer of the assets of the Strategic Value Portfolio in exchange for the Mid Cap Value Portfolio shares and the assumption by the Mid Cap Value Portfolio of all known liabilities of the Strategic Value Portfolio do not constitute a tax-free reorganization, each Strategic Value Portfolio shareholder generally will recognize gain or loss equal to the difference between the value of the Mid Cap Value Portfolio shares such shareholder acquires and the tax basis of such shareholder's the Strategic Value Portfolio shares. There would still likely be no federal income tax effect on contract owners because they do not hold the Portfolio shares directly but instead are invested in the Portfolios through variable contracts.

     As of December 31, 2002, the Strategic Value Portfolio and the Mid Cap Value Portfolio had unutilized capital loss carryovers of $4,879,486 and $0, respectively. The final amount of unutilized capital loss carryovers for each Portfolio is subject to change and will not be determined until the time of the Reorganization. After and as a result of the Reorganization, these capital loss carryovers may in part be subject to limitations under applicable tax laws on the rate at which they may be used in the future to offset capital gains of the Mid Cap Value Portfolio. As a result, some or all of the capital loss carryovers may expire unutilized. The Trustees took this factor into account in concluding that the proposed Reorganization would be in the best interests of the Portfolios and their shareholders.

     The Strategic Value Portfolio may sell securities before the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization. After the Closing, the Mid Cap Value Portfolio may dispose of certain securities received by it from the Strategic Value Portfolio. Such sales may result in transaction costs and capital gains (or losses). The Portfolios expect the capital gains (if any) to be insignificant.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

     The Trust is registered with the Securities and Exchange Commission as an open-end management investment company, generally called a mutual fund. The Trust is authorized to issue shares of beneficial interest in separate Portfolios. Each Portfolio offers more than one class of shares. Shares of a Portfolio participate equally in other dividends and other distributions of that Portfolio (with differences among the classes due to different expense structures). In the event of a liquidation, shareholders would be entitled to share pro rata in the net assets of the Portfolio available for distribution based on the value of their shareholdings. Shares of each Portfolio have no preemptive, conversion or subscription rights. When issued, each share is fully paid and non-assessable by the Trust, has no preemptive or subscription rights, and is fully transferable.

     The Trustees do not intend to hold annual meetings of shareholders of the Portfolios. However, special meetings may be called for a specific Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the Investment Company Act of 1940. Separate votes are taken by each Portfolio only if a matter affects or requires the vote of only that Portfolio or that Portfolio's interest in the matter differs from the interest of other Portfolios. Shareholders are entitled to one vote for each share owned.

     Under Delaware law, shareholders of the Portfolios could, under certain circumstances, be held liable for the obligations of their Portfolio. However, the Trust's Trust Instrument disclaims shareholder liability for acts or obligations of the Portfolios and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Portfolios or the Trustees. The Trust Instrument also provides for indemnification from the assets of the Portfolios for all losses and expenses of any Portfolio shareholder held liable for the obligations of their Portfolio. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Portfolios is limited to circumstances in which their Portfolio would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Portfolios to avoid, to the extent possible, liability of shareholders for liabilities of their Portfolio.

CAPITALIZATION (UNAUDITED)

     The following table shows the capitalization of the Strategic Value Portfolio and the Mid Cap Value Portfolio as of January 31, 2003, and the pro forma combined capitalization of both Portfolios as if the Reorganization had occurred on that date.

                                              STRATEGIC VALUE   MID CAP VALUE    PRO FORMA
                                                 PORTFOLIO        PORTFOLIO      COMBINED
                                              ---------------   -------------   -----------
Net assets (both classes)...................    $13,874,664       $476,734      $14,351,398
Shares outstanding (both classes)...........      2,005,515         50,000        1,633,668
Service Shares net assets...................    $10,676,593       $476,734      $11,153,327
Service Shares net asset value per share....    $      6.92       $   9.53      $      9.53
Service Shares outstanding..................      1,542,161         50,000        1,170,314
Institutional Shares net assets.............    $ 3,198,071            N/A      $ 3,198,071
Institutional Shares net asset value per
  share.....................................    $      6.90            N/A      $      6.90
Institutional Shares outstanding............        463,354            N/A          463,354

                  ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

     Additional information about the Mid Cap Value Portfolio is included in Appendix B to this Proxy Statement. Further information about the Mid Cap Value Portfolio is included in the Statement of Additional Information of Janus Aspen Series with respect to seven of its Portfolios, dated December 31, 2002. The portions of that document relating to the Mid Cap Value Portfolio are incorporated herein by reference. Additional information about the Strategic Value Portfolio is included in the prospectus for the Service Shares of that Portfolio, dated May 1, 2002, the prospectus for the Institutional Shares of that Portfolio, dated May 1, 2002, and the Statement of Additional Information of Janus Aspen Series, dated May 1, 2002. Those prospectuses and the portions of the Statement of Additional Information relating to the Strategic Value Portfolio are incorporated herein by reference. These documents are available upon request and without charge by calling 1-800-525-0020 or by contacting Janus Capital at 100 Fillmore Street, Denver, Colorado 80206-4928.

     The Strategic Value Portfolio and the Mid Cap Value Portfolio are subject to informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and in accordance therewith file reports and other information, including proxy material and charter documents, with the Securities and Exchange Commission ("SEC"). These items may be inspected and copied at the public reference facilities maintained by the SEC at 450 5th Street, N.W., Washington, D.C. 20549, and at the SEC's regional offices in New York at 233 Broadway, New York, New York 10279, and in Chicago at 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604. Copies of such items can be obtained from the Public Reference Branch, Office of Consumer Affairs, SEC, Washington, D.C. 20549, at prescribed rates. The information is also available through the Edgar database available at the SEC's website (www.sec.gov).

                               VOTING INFORMATION

     Shareholders of the Strategic Value Portfolio as of the record date of February 10, 2003, are entitled to vote on the Plan. Shareholders of both Service Shares and Institutional Shares will vote together as a single group. As of the record date, there were 1,952,374 shares of the Strategic Value Portfolio outstanding. Each full share of the Portfolio will have one vote, and each fractional share will have a proportional fractional vote.

     Under the requirements of the federal securities laws, each Participating Insurance Company must vote all the Portfolio shares it holds in accordance with voting instructions received from its contract owners. Specifically, if you, as a contract owner, submit properly executed voting instructions, the Portfolio shares related to your account as of the record date will be voted according to your instructions. If you submit a properly executed voting instruction card but omit voting instructions, the shares allocated to your account will be voted for the Plan. Finally, if you do not submit properly executed voting instructions, the Portfolio shares allocated to your account will be voted in proportion to the aggregate voting instructions received with respect to your Participating Insurance Company.

     This solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying voting instruction card. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview. In addition, Georgeson Shareholder Communications, Inc. ("GS"), a professional proxy solicitation firm, may be paid to solicit shareholders of the Strategic Value Portfolio. The total cost of such services is estimated to be $3,500. The cost of preparing, printing and mailing this proxy statement, and all other costs incurred in connection with the solicitation of proxies, including the fees of GS, will be paid by Janus Capital. In addition, Janus Capital may reimburse Participating Insurance Companies and other entities for their reasonable expenses in forwarding solicitation materials to persons having voting rights with respect to the Strategic Value Portfolio.

     For voting instructions to be effective, they must be received prior to the close of business on April 15, 2003. You may revoke your instructions, but to be effective, we must receive written notice of your revocation prior to the close of business on April 15, 2003. Alternatively, you may attend the meeting and vote in person, in which case any prior instructions you provided will be automatically revoked.

     To be adopted, the Plan must be approved by a majority of outstanding shares of the Strategic Value Portfolio, which is defined as the lesser of (a) a vote of 67% or more of Portfolio shares whose holders are present in person or represented by proxy at the meeting if the holders of more than 50% of all outstanding Portfolio shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Portfolio shares. Therefore, if you vote to abstain, that vote will have the same effect as a vote against the Plan.

     The Trust may arrange to have votes recorded by telephone. If the Trust records votes by telephone, it will use procedures designed to authenticate identities of persons having voting rights, to allow persons having voting rights to authorize voting in accordance with their instructions and to confirm that their instructions have been properly recorded. Votes recorded by telephone may be revoked in the same manner as votes submitted by mail or may be revoked.

                                SHARE OWNERSHIP

     The Trustees and officers of the Trust can not own shares of the Portfolios without purchasing an insurance contract through a Participating Insurance Company or investing through a qualified plan. As a result, as of December 31, 2002, the Trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each class of each Portfolio.

     The table below lists the shareholders owning beneficially or of record 5% or more of the Strategic Value Portfolio's outstanding shares as of February 10, 2003. All shareholders listed in the table are Participating Insurance Companies, who own Portfolio shares through their separate accounts, and therefore pass through voting rights to their contract owners. As of December 31, 2002, all outstanding shares of the Mid Cap Value Portfolio were owned by Janus Capital.

                                                               PERCENTAGE OWNERSHIP OF
SERVICE SHARES                                                     SERVICE SHARES
PARTICIPATING INSURANCE COMPANY                               STRATEGIC VALUE PORTFOLIO
NAME AND ADDRESS                                                   AS OF 2/10/2003
-------------------------------                               -------------------------
PFL Life Insurance Co.......................................           71.93%
  4333 Edgewood Road, NE
  Cedar Rapids, Iowa 52499
Travelers Insurance Co......................................           15.54%
  1 Tower Square
  Hartford, Connecticut 06183
MONY America Variable Account L-CSVUL.......................           12.38%
  1740 Broadway, Mail Drop 6-35
  New York, New York 10019

                                                               PERCENTAGE OWNERSHIP OF
INSTITUTIONAL SHARES                                            INSTITUTIONAL SHARES
PARTICIPATING INSURANCE COMPANY                               STRATEGIC VALUE PORTFOLIO
NAME AND ADDRESS                                                   AS OF 2/10/2003
-------------------------------                               -------------------------
Western Reserve Life........................................             99%
  P.O. Box 5068
  Clearwater, Florida 33758

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this   day of           , 2003, by and between Janus Aspen Series, a Delaware
business trust (the "Trust"), on behalf of the Strategic Value Portfolio series of the Trust (the "Predecessor Fund"), and the Mid Cap Value Portfolio series of the Trust (the "Successor Fund").

     All references in this Agreement to action taken by the Predecessor Fund or the Successor Fund shall be deemed to refer to action taken by the Trust on behalf of the respective portfolio series.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by the Predecessor Fund of all or substantially all of its assets to the Successor Fund, in exchange solely for Service Shares in the Successor Fund ("Successor Fund Shares") having a net asset value equal to the net asset value of the Predecessor Fund, the assumption by the Successor Fund of all the liabilities of the Predecessor Fund, and the distribution of the Successor Fund Shares to the shareholders of the Predecessor Fund in complete liquidation of the Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     Shares of beneficial interest of the Predecessor Fund (the "Predecessor Fund Shares") and the Successor Fund Shares are divided into two classes of voting shares, designated Service Shares and Institutional Shares.

     WHEREAS, the Board of Trustees of the Trust has determined that it is in the best interests of the Predecessor Fund and the Successor Fund, respectively, that the assets of the Predecessor Fund be acquired by the Successor Fund pursuant to this Agreement and in accordance with the applicable statutes of the State of Delaware and that the interests of existing shareholders will not be diluted as a result of this transaction;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  PLAN OF REORGANIZATION

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Trust shall

          (i) transfer all or substantially all of the assets of the Predecessor Fund, as set forth in paragraph 1.2, to the Successor Fund;

          (ii) cause the Successor Fund to deliver to the Predecessor Fund (A) Successor Fund Service Shares determined by dividing the portion of the net asset value of the Assets (as defined below) (such net asset value computed as set forth in paragraph 2.2 hereof and referred to as the "Predecessor Fund Value") attributable to the Predecessor Fund Service Shares by the net asset value ("NAV") of a Successor Fund Service Share (computed as set forth in paragraph 2.2), and (B) Successor Fund Institutional Shares determined by dividing the portion of the Predecessor Fund Value attributable to the Predecessor Fund Institutional Shares by the NAV of a Successor Fund Institutional Share (computed as set forth in paragraph 2.2); and

          (iii) cause the Successor Fund to assume all the liabilities of the Predecessor Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the "Closing").

     1.2 The assets of the Predecessor Fund to be acquired by the Successor Fund (collectively, the "Assets") shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Predecessor Fund and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Fund on the closing date provided in paragraph 2.1 (the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Predecessor Fund, to the extent that they exist at or after the Closing, shall after the Closing attach to the Successor Fund and may be enforced against the Successor Fund to the same extent as if the same had been incurred by the Successor Fund.

     1.3 The Predecessor Fund will distribute pro rata to its shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Current Shareholders"), the corresponding New Shares received by the Trust pursuant to paragraph 1.1. Current Shareholders owning Predecessor Fund Service Shares shall receive Successor Fund Service Shares, and Current Shareholders owning Predecessor Fund Institutional Shares shall receive Successor Fund Institutional Shares. Such distribution and liquidation will be accomplished by the transfer of the Successor Fund Shares then credited to the accounts of the Predecessor Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Current Shareholders and representing the respective pro rata number of the Successor Fund Shares due such shareholders. All issued and outstanding shares of the Predecessor Fund will simultaneously be canceled on the books of the Trust. The Successor Fund shall not issue certificates representing the Successor Fund Shares in connection with such exchange. Ownership of Successor Fund Shares will be shown on the books of the Trust's transfer agent. As soon as practicable after the Closing, the Trust shall take all steps necessary to effect a complete liquidation of the Predecessor Fund.

2.  CLOSING AND CLOSING DATE

     2.1 The Closing Date shall be April 30, 2003, or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of the close of the regular trading session of the New York Stock Exchange. The Closing shall be held at the offices of Janus Capital Management LLC ("Janus Capital"), 100 Fillmore Street, Denver, Colorado 80206-4928, or at such other time and/or place as the parties may agree.

     2.2 The Trust shall cause Janus Services LLC (the "Transfer Agent"), transfer agent of the Predecessor Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number and percentage ownership of outstanding shares of the Predecessor Fund owned by each such shareholder immediately prior to the Closing. The Successor Fund shall issue and deliver a confirmation evidencing the Successor Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Trust that such Successor Fund Shares have been credited to the accounts of the Predecessor Fund on the books of the Successor Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.  REPRESENTATIONS AND WARRANTIES

     3.1 The Trust, on behalf of the Predecessor Fund, hereby represents and warrants to the Successor Fund as follows:

          (i) the Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to conduct its business as presently conducted;

          (ii) the Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Predecessor Fund;

          (iii) the execution and delivery of this Agreement on behalf of the Predecessor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Trust or the shareholders of the Predecessor Fund (other than as contemplated in paragraph 4.1(vi)) are necessary to authorize this Agreement and the transactions contemplated hereby;

          (iv) this Agreement has been duly executed by the Trust on behalf of the Predecessor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

          (v) neither the execution and delivery of this Agreement by the Trust on behalf of the Predecessor Fund, nor the consummation by the Trust on behalf of the Predecessor Fund of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Trust Instrument or By-Laws of the Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Trust is a party or by which the Trust or any of its assets is subject or bound; and

          (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Trust on behalf of the Predecessor Fund or the consummation of any transactions contemplated hereby by the Trust, other than as shall be obtained at or prior to the Closing.

     3.2 The Trust, on behalf of the Successor Fund, hereby represents and warrants to the Predecessor Fund as follows:

          (i) the Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to conduct its business as presently conducted;

          (ii) the Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Fund;

          (iii) the execution and delivery of this Agreement on behalf of the Successor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Trust or the shareholders of the Successor Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

          (iv) this Agreement has been duly executed by the Trust on behalf of the Successor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

          (v) neither the execution and delivery of this Agreement by the Trust on behalf of the Successor Fund, nor the consummation by the Trust on behalf of the Successor Fund of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Trust Instrument or By-Laws of the Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Trust is a party or by which the Trust or any of its assets is subject or bound; and

          (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Trust on behalf of the Successor Fund or the consummation of any transactions contemplated hereby by the Trust, other than as shall be obtained at or prior to the Closing.

4.  CONDITIONS PRECEDENT

     4.1 The obligations of the Trust on behalf of each of the Predecessor Fund and the Successor Fund to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

          (i) the Trust shall have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended (the "Securities Act") and such amendment or amendments thereto as are determined by the Board of Trustees of the Trust to be necessary and appropriate to effect the registration of the Successor Fund Shares (the "Registration Statement"), and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

          (ii) the applicable Successor Fund Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

          (iii) all representations and warranties of the Trust on behalf of the Predecessor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Trust on behalf of the Successor Fund shall have received a certificate of an officer of the Trust acting on behalf of the Predecessor Fund to that effect in form and substance reasonably satisfactory to the Trust on behalf of the Successor Fund;

          (iv) all representations and warranties of the Trust on behalf of the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Trust on behalf of the Predecessor Fund shall have received a certificate of an officer of the Trust acting on behalf of the Successor Fund to that effect in form and substance reasonably satisfactory to the Trust on behalf of the Predecessor Fund;

          (v) the Trust on behalf of each of the Predecessor Fund and the Successor Fund shall have received an opinion from Shea & Gardner regarding certain tax matters in connection with the Reorganization.

5.  EXPENSES

     All of the expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by Janus Capital.

6.  ENTIRE AGREEMENT

     The Trust agrees on behalf of each of the Predecessor Fund and the Successor Fund that this Agreement constitutes the entire agreement between the parties.

7.  TERMINATION

     This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Trust, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

8.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

9.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

10.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     10.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     10.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

     10.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     10.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     10.5 It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust, as provided in the Trust Instrument of the Trust. The execution and delivery by such officers of the Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in the Trust Instrument of the Trust. The Trust is a series company with a single series and has entered into this Agreement on behalf of the Predecessor Fund and the Successor Fund.

     10.6 The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.

     IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date set forth above.

ATTEST:                                                     JANUS ASPEN SERIES
                                                            For and on behalf of Mid Cap Value Portfolio

                                                            By:
-----------------------------------------------------            -------------------------------------------------
Name:                                                            Name:
Secretary                                                        Title:


ATTEST:                                                     JANUS ASPEN SERIES
                                                            For and on behalf of Strategic Value Portfolio

                                                            By:
-----------------------------------------------------            -------------------------------------------------
Name:                                                            Name:
Secretary                                                        Title:

                                                                      APPENDIX B

                          ADDITIONAL INFORMATION ABOUT
                          THE MID CAP VALUE PORTFOLIO

                              RISK/RETURN SUMMARY

     Mid Cap Value Portfolio is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

  1.  WHAT IS THE INVESTMENT OBJECTIVE OF MID CAP VALUE PORTFOLIO?

     - MID CAP VALUE PORTFOLIO seeks capital appreciation.

     The Portfolio's objective and principal investment policies are non-fundamental policies, which means the Portfolio's Trustees may change the objective or the Portfolio's principal investment policies without a shareholder vote. The Portfolio will notify you at least 60 days before making any changes to its objective or principal investment policies. If there is a material change to the Portfolio's objective or principal investment policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

  2.  WHAT ARE THE MAIN INVESTMENT STRATEGIES OF MID CAP VALUE PORTFOLIO?

     Within the parameters of its specific investment policies discussed below, the Portfolio may invest without limit in foreign equity and debt securities.

     Within the parameters of its specific investment policies discussed below, the Portfolio will limit its investment in high-yield/high-risk bonds to less than 20% of its net assets.

     MID CAP VALUE PORTFOLIO invests primarily in common stocks selected for their capital appreciation potential. In pursuing that goal, the Portfolio primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Portfolio invests, under normal circumstances, at least 80% of its assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly.

     Mid Cap Value Portfolio focuses on companies that have fallen out of favor with the market or are temporarily misunderstood by the investment community. To a lesser degree, the Portfolio also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. Mid Cap Value Portfolio's portfolio manager generally looks for companies with:

     - A low price relative to their assets, earnings, cash flow or business franchise

     - Products and services that give them a competitive advantage

     - Quality balance sheets and strong management.

     For purposes of the Portfolio's 80% policy, net assets will take into account borrowings for investment purposes.

  3.  WHAT ARE THE MAIN RISKS OF INVESTING IN MID CAP VALUE PORTFOLIO?

     The biggest risk is that the Portfolio's returns may vary, and you could lose money. Mid Cap Value Portfolio is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

     The value of the Portfolio's holdings may decrease if the value of an individual company in the Portfolio decreases or if a portfolio manager's belief about a company's intrinsic worth is incorrect. The value of the

Portfolio's holdings could also decrease if the stock market goes down. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value
(NAV) will also decrease, which means if you sell your shares in a Portfolio you may get back less money.

     MID CAP VALUE PORTFOLIO'S share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Portfolio's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks.

     An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     Since the Portfolio did not commence operations until December 31, 2002, performance information is not included for the Portfolio. The performance of the Portfolio will be compared to the following benchmark:

     - Mid Cap Value Portfolio -- Russell Midcap Value Index

  4.  WHAT ARE THE EXPENSES OF INVESTING IN MID CAP VALUE PORTFOLIO?

     Expense information is included in the "Fees and Expense Information" section of the Proxy Statement.

                             INVESTMENT OBJECTIVE,
                   PRINCIPAL INVESTMENT STRATEGIES AND RISKS

     This section takes a closer look at the investment objective of Mid Cap Value Portfolio and its principal investment strategies. Information on the risks of investing in Mid Cap Value Portfolio is included in the "Principal Risk Factors" section of the Proxy Statement. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

     We've included a Glossary with descriptions of investment terms used throughout this Appendix.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

  MID CAP VALUE PORTFOLIO

     Mid Cap Value Portfolio seeks capital appreciation. It invests primarily in common stocks selected for their capital appreciation potential. In pursuing that goal, the Portfolio primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Portfolio invests, under normal circumstances, at least 80% of its assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly.

     The following questions and answers are designed to help you better understand Mid Cap Value Portfolio's principal investment strategies.

  1.  HOW ARE COMMON STOCKS SELECTED BY PERKINS FOR MID CAP VALUE PORTFOLIO?

     Mid Cap Value Portfolio's portfolio managers focus on companies that have fallen out of favor with the market or are temporarily misunderstood by the investment community. The portfolio managers of Mid Cap Value Portfolio look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.

  2.  ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

     Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest and the Portfolio may at times have significant foreign exposure.

  3.  WHAT DOES "MARKET CAPITALIZATION" MEAN?

     Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for the Portfolio.

GENERAL PORTFOLIO POLICIES

     The percentage limitations included in these policies and elsewhere in this Appendix apply at the time of purchase of a security. So, for example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION

     For the Mid Cap Value Portfolio, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual -- they represent the assets that remain after the portfolio managers have committed available assets to desirable investment opportunities. However, the portfolio managers may also temporarily increase the Portfolio's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. The Portfolio's cash position may also increase temporarily due to unusually large cash inflows.

     When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

  OTHER TYPES OF INVESTMENTS

     Mid Cap Value Portfolio invests primarily in domestic equity securities, which may include preferred stocks, common stocks and securities convertible into common or preferred stocks. To a lesser degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These securities (which are described in the Glossary) may include:

     - debt securities

     - indexed/structured securities

     - high-yield/high-risk bonds (less than 20% of the Portfolio's assets)

     - options, futures, forwards, swaps and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

     - short sales (no more than 8% of the Portfolio's assets may be invested in "naked" short sales)

     - securities purchased on a when-issued, delayed delivery or forward commitment basis

  ILLIQUID INVESTMENTS

     The Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolio's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

  FOREIGN SECURITIES

     Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities. The Portfolio may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

  SPECIAL SITUATIONS

     The Portfolio may invest in special situations. A special situation arises when, in the opinion of a portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

  PORTFOLIO TURNOVER

     The Portfolio generally intends to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Portfolio, the nature of the Portfolio's investments and the investment styles of the portfolio managers. Changes are made in the Portfolio's holdings whenever its portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

                          MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER AND SUBADVISER

     Janus Capital serves as the investment adviser to the Portfolio and Perkins serves as subadviser to the Portfolio. More information about Janus Capital and Perkins is included in the "Investment Advisers" section of the proxy statement.

MANAGEMENT EXPENSES

     The Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. The Portfolio's advisory agreement spells out the management fee and other expenses that the Portfolio must pay. Janus Capital pays Perkins a subadvisory fee from its management fee for managing the Portfolio.

     The shares of the Portfolio incur expenses not assumed by Janus Capital, including the distribution fee (Service Shares only), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. The Portfolio is subject to the following management fee schedule (expressed as an annual rate).

                                         AVERAGE DAILY NET     ANNUAL RATE       EXPENSE LIMIT
PORTFOLIO                               ASSETS OF PORTFOLIO   PERCENTAGE (%)   PERCENTAGE (%)(1)
---------                               -------------------   --------------   -----------------
Mid Cap Value Portfolio...............   All Asset Levels          0.65              1.25

---------------

(1) Janus Capital has agreed to limit the Portfolio's expenses (excluding the distribution fee, brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least June 2004.

PERKINS PORTFOLIO MANAGERS

     Jeff Kautz is Co-Manager of Mid Cap Value Portfolio, which he has managed since its inception. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. He has been a portfolio manager for Berger Mid Cap Value Fund since February 2002. Mr. Kautz has earned the right to use the Chartered Financial Analyst designation.

     Robert H. Perkins is Co-Manager of Mid Cap Value Portfolio, which he has managed since its inception. Robert Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. He has been a portfolio manager for Berger Mid Cap Value Fund and Berger Small Cap Value Fund since 1998 and 1985, respectively.

     Thomas M. Perkins has been the lead Co-Manager of Mid Cap Value Portfolio since its inception. Thomas Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. He has been a portfolio manager for Berger Mid Cap Value Fund since its inception in 1998. Previously, he was a portfolio manager of valuation sensitive growth portfolios for Alliance Capital from 1984 to June 1998. As lead Co-Manager, Thomas Perkins is responsible for the daily decisions of Mid Cap Value Portfolio's security selection.

                               OTHER INFORMATION

DISTRIBUTION FEE

     Under a distribution and service plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay Janus Distributors LLC, the Portfolio's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the shares of the Portfolio. Under the terms of the Plan, the Portfolio is authorized to make payments to Janus Distributors LLC for remittance to insurance companies and qualified plan service providers as compensation for distribution and shareholder servicing performed by such entities. Because 12b-1 fees are paid out of the Service Shares' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges. There is no distribution fee for the Institutional Shares.

CONFLICTS OF INTEREST

     The shares of the Portfolio are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute shares of another Portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the Portfolio to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio's shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolio. Janus Capital intends to monitor such qualified plans and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolio to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

DISTRIBUTION OF THE PORTFOLIO

     The Portfolio is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                            DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

     To avoid taxation of the Portfolio, the Internal Revenue Code requires the Portfolio to distribute net income and any net gains realized on its investments at least annually. The Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

     Distribution Schedule. Dividends for the Portfolio are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June for the Portfolio.

     How Distributions Affect the Portfolio's NAV. Distributions, other than daily income dividends, are paid to shareholders as of the record date of the distribution of the Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of the Portfolio's shares. The share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the shares of Mid Cap Value Portfolio declared a dividend in the amount of $0.25 per share. If the price of Mid Cap Value Portfolio's shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

     Taxes on Distributions. Because shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the shares of the Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

     Taxation of the Portfolio. Dividends, interest and some gains received by the Portfolio on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolio may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio.

     The Portfolio does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, because the shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                              SHAREHOLDER'S GUIDE

     INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIO DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT THE PORTFOLIO AS AN INVESTMENT OPTION FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

     Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange. Securities of the Portfolio are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

     Because foreign securities markets may operate on days that are not business days in the United States, the value of the Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's shares.

PURCHASES

     Purchases of shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the shares of the Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.

     The Portfolio is not intended for excessive trading or market timing. Excessive purchases of Portfolio shares disrupt portfolio management and drive Portfolio expenses higher. The Portfolio reserves the right to reject any specific purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if the Portfolio would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. The Portfolio may also suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Portfolio's policy on market timing, see "Excessive Trading," below.

     Although there is no present intention to do so, the Portfolio may discontinue sales of its shares if management and the Trustees believe that continued sales may adversely affect the Portfolio's ability to achieve its investment objective. If sales of the Portfolio's shares are discontinued, it is expected that existing policy owners and plan participants invested in the Portfolio would be permitted to continue to authorize investment in the Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

     The Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

REDEMPTIONS

     Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

     Shares of the Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

EXCESSIVE TRADING

     Frequent trading into and out of the Portfolio can disrupt portfolio investment strategies and increase portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs. The Portfolio is not intended for market timing or excessive trading. The Portfolio and its agents reserve the right to reject any purchase request (including exchange purchases if permitted by your insurance company or plan sponsor) by any investor or group of investors indefinitely if they believe that any combination of trading activity in the account(s) is attributable to market timing or is otherwise excessive or potentially disruptive to the Portfolio. The Portfolio may refuse purchase orders (including exchange purchases) for any reason without prior notice, particularly orders that the Portfolio believes are made on behalf of market timers.

     The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Portfolio. Transactions accepted by your insurance company or plan sponsor in violation of our excessive trading policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by your intermediary.

SHAREHOLDER COMMUNICATIONS

     Shareholders will receive annual and semiannual reports including the financial statements of the shares of the Portfolio that they have authorized for investment. Each report will show the investments owned by the Portfolio and the market values thereof, as well as other information about the Portfolio and its operations. The Portfolio's fiscal year ends December 31.

                              FINANCIAL HIGHLIGHTS

     No financial highlights are presented for the Portfolio because it did not commence operations until December 31, 2002.

                          GLOSSARY OF INVESTMENT TERMS

     This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolio may invest. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Appendix.

I.  EQUITY AND DEBT SECURITIES

     Bonds are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

     Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

     Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

     Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

     Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

     Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

     Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

     Exchange traded funds are index-based investment companies which hold substantially all of their assets in securities representing their specific index.

     Fixed-income securities are securities that pay a specified rate of return. The term generally includes short and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

     High-yield/High-risk bonds are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

     Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

     Passive foreign investment companies (PFICs) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that the Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

     Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

     Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

     Rule 144A securities are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

     Standby commitments are obligations purchased by the Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

     Step coupon bonds are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

     Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

     Tender option bonds are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

     U.S. government securities include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

     Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

     Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

     Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II.  FUTURES, OPTIONS AND OTHER DERIVATIVES

     Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

     Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

     Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

     Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

     Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

     Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolio may purchase and write put and call options on securities, securities indices and foreign currencies. The Portfolio may purchase or write such options individually or in combination.

III.  OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

     Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

     Reverse repurchase agreements involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

     Short sales in which the Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind or amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Portfolio borrows and does not own. The Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For "naked" short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, the Portfolio will realize a short-term capital gain. Although the Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

     When-issued, delayed delivery and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future -- i.e., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

                               JANUS ASPEN SERIES

                               100 FILLMORE STREET
                           DENVER, COLORADO 80206-4928

                       STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 17, 2003


         This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the combined prospectus and proxy statement (the "Proxy Statement") dated March 17, 2003, describing the Agreement and Plan of Reorganization under which shareholders of the Strategic Value Portfolio will receive shares of the Mid Cap Value Portfolio (the "Reorganization").

         This SAI is not a prospectus and should be read in conjunction with the Proxy Statement. A copy of the Proxy Statement may be obtained without charge by contacting Janus Capital Management LLC ("Janus Capital"), at 100 Fillmore Street, Denver, Colorado 80206-4928 or by telephoning Janus Capital toll-free at 1-800-525-3713. Attached to this SAI are the following documents, portions of which are incorporated herein by reference (which means that those portions are legally part of this SAI):

         1. The Statement of Additional Information of Janus Aspen Series, dated December 31, 2002; and

         2. The Annual Report of Janus Aspen Series for the year ended December 31, 2001.

         3. The Semi-Annual Report of Janus Aspen Series for the period ended June 30, 2002.


                                TABLE OF CONTENTS


Additional Information about the Mid Cap Value Portfolio .................. B-2

Financial Statements ...................................................... B-2

Pro Forma Financial Statements ............................................ B-2

                          ADDITIONAL INFORMATION ABOUT
                           THE MID CAP VALUE PORTFOLIO

         Additional information regarding the Mid Cap Value Portfolio is included in the Statement of Additional Information, dated December 31, 2002, of Janus Aspen Series. That document accompanies this SAI, and the information in that document relating to the Mid Cap Value Portfolio is incorporated by reference herein.


                              FINANCIAL STATEMENTS

         Historical financial information regarding the Strategic Value Portfolio is included in the Annual Report of Janus Aspen Series, dated December 31, 2001 and the Semi-Annual Report of Janus Aspen Series dated June 30, 2002. Those documents accompany this SAI, and the portions of those documents relating to the Strategic Value Portfolio are incorporated by reference herein. The Mid Cap Value Portfolio commenced operations on December 31, 2002, and therefore no historical financial information is provided.


                         PRO FORMA FINANCIAL STATEMENTS

         The unaudited pro forma combined financial statements included in this SAI are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred on January 31, 2003. The unaudited schedule of investments, and the statement of assets and liabilities, reflect the combined financial position of the Strategic Value Portfolio and the Mid Cap Value Portfolio at January 31, 2003. The unaudited statement of operations reflects the combined results of operations of the Strategic Value Portfolio and the Mid Cap Value Portfolio for period ended January 31, 2003. The statements have been derived from the books and records of the Portfolios utilized in calculating daily net asset value at the date indicated above for both Portfolios under accounting principles generally accepted in the United States of America and the investment company industry. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Strategic Value Portfolio for pre-combination periods will not be restated.

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

                                              Janus Aspen      Janus Aspen
                                            Strategic Value   Mid Cap Value
As of January 31, 2003                         Portfolio        Portfolio         Adjustment       Proforma
----------------------                      ---------------   --------------   --------------   --------------
Assets:
  Investments at cost                        $   15,182,649   $      493,905                     $   15,676,554

  Investments at value                       $   13,766,484   $      475,620                     $   14,242,104
      Cash                                          109,246           16,389                            125,636
      Receivables:
            Investments sold                         44,291               --                             44,291
            Portfolio shares sold                        --               --                                 --
            Dividends                                 4,238              153                              4,391
            Interest                                    937               --                                937
           Due from Advisor                              --            7,192                              7,192
       Other assets                                     126               --                                126
       Variation Margin                                  --            1,570                              1,570
Total Assets                                     13,925,323          500,924                         14,426,248
Liablilities:
  Payables:
        Investments purchased                         4,857           17,233                             22,091
        Portfolio shares repurchased                     --                                                  --
        Advisory fees                                 4,690              281                              4,971
        Accrued expenses                             30,387            6,676                             37,063
  Forward currency contracts                         10,724               --                             10,724
Total Liablilities                                   50,659           24,190                             74,849
Net Assets                                   $   13,874,664   $      476,734                     $   14,351,398
Net Assets - Institutional Shares            $    3,198,071              N/A                     $    3,198,071
   Shares Outstanding, $0.001 Par Value
      (unlimited shares authorized)                 463,354              N/A                            463,354
   Net Asset Value Per Share                 $         6.90              N/A                     $         6.90
Net Assets - Service Shares                  $   10,676,593   $      476,734                     $   11,153,327
   Shares Outstanding, $0.001 Par Value
      (unlimited shares authorized)               1,542,161           50,000     (421,847)(A)         1,170,314
   Net Asset Value Per Share                 $         6.92   $         9.53                     $         9.53


(A)  Reflects new shares issued. (Calculation: Net Assets / NAV per share)

STATEMENT OF OPERATIONS (UNAUDITED)

                                                                 Janus Aspen      Janus Aspen
                                                               Strategic Value   Mid Cap Value
For the 12 months ended January 31, 2003                          Portfolio        Portfolio*         Adjustment      Proforma
----------------------------------------                       ---------------   -------------       ------------   ------------

Investment Income:
      Interest                                                   $     47,924    $        151                       $     48,075
      Dividends                                                       174,696             261                            174,958
      Foreign tax withheld                                             (1,417)             --                             (1,417)
Total Investment Income                                               221,203             412                            221,616
   Expenses:
      Advisory fees                                                   146,154             281              --            146,435
      Transfer agent expenses                                           2,281             263              --              2,544
      Registration fees                                                70,394           1,315            (500)(A)         71,209
      System fees                                                      17,247           1,052          (1,052)(A)         17,247
      Custodian fees                                                   22,442           2,630          (1,000)(A)         24,072
      Insurance expense                                                    75              --              --                 75
      Audit fees                                                       11,473           1,052          (1,052)(A)         11,473
      Distribution fees - Service Shares                               45,064             108              --             45,172
      Service fees                                                        N/A              43          17,968(B)          18,011
      Other expenses                                                   27,967           1,096            (500)(A)         28,563
Total Expenses                                                        343,097           7,841          13,864            364,802
Expense and Fee Offsets                                                  (666)             --              --               (666)
Net Expenses                                                          342,431           7,841          13,864            364,136
Excess Expense Reimbursement                                          (12,065)         (7,192)             --            (19,257)
Net Expenses After Reimbursement                                      330,366             649          13,864            344,879
Net investment Income/(Loss)                                         (109,163)           (236)                          (123,263)
Net Realized and Unrealized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions           (4,338,710)            280                         (4,338,430)
   Net realized gain/(loss) from foreign currency transactions        (34,467)             --                            (34,467)
   Change in net unrealized appreciation or depreciation of
      Investments and foreign currency                             (1,931,162)        (23,310)                        (1,954,473)
Net Realized and Unrealized Gain/(Loss) on Investments             (6,304,339)        (23,030)                        (6,327,369)
Net Increase/Decrease in Net Assets Resulting from Operations    $ (6,413,502)   $    (23,266)                      $ (6,450,632)

(A) Reflects adjustment in expenses due to elimination of duplicative services.

(B) Reflects adjustment in expenses due to effects of new contractual rates.

*The Mid Cap Value Portfolio commenced operations on December 31, 2002.

SCHEDULE OF INVESTMENTS
For the period ended January 31, 2003

                                                                                       Shares

                                                                          Janus Aspen       Janus Aspen
                                                                           Strategic          Mid Cap
                                                                        Value Portfolio   Value Portfolio     Combined

Common Stock                                              95.0%
Aerospace and Defense - Equipment                          2.0%
Alliant Techsystems, Inc.*                                                    5,160              --              5,160
Apparel Manufacturers                                      1.2%
Liz Claiborne, Inc.                                                           5,685              --              5,685
Applications Software                                      0.0%
IONA Technologies (ADR)*                                                         --             420                420
Automotive - Cars and Light Trucks                         2.3%
General Motors Corp. (A)                                                      3,750              --              3,750
Nissan Motor Company, Ltd.** (A)                                             25,000              --             25,000

Automotive - Truck Parts and Equipment                     5.4%
Autoliv, Inc.                                                                    --             240                240
Lear Corp.*                                                                  19,010              --             19,010
Magna International, Inc. - Class A                                              --              90                 90

Business to Business/E - Commerce                          0.0%
webMethods, Inc.*                                                                --             305                305
Broadcast Services and Programming                         9.9%
Liberty Media Corp. - Class A* (A)                                          142,479              --            142,479
Building - Residential and Commercial                      0.0%
Standard Pacific Corp.                                                           --             100                100
Building and Construction - Miscellaneous                  0.0%
Dycom Industries, Inc.*                                                          --             375                375
Building Products - Cement and Aggregate                   2.8%
Cemex S.A. de C.V.(ADR)                                                      21,435              --             21,435
Casino Hotels                                              1.3%
Station Casinos, Inc.*                                                       10,450              --             10,450
Chemicals - Specialty                                      1.5%
Cytec Industries, Inc.*                                                       7,500              --              7,500
Commercial Banks                                           0.2%
Compass Bancshares, Inc.                                                         --             160                160
Greater Bay Bancorp                                                              --             200                200
Mercantile Bankshares Corp.                                                      --             195                195
SouthTrust Corp.                                                                 --             330                330

Commercial Services - Finance                              1.7%
Moody's Corp.                                                                 5,880              --              5,880
Computer Services                                          3.9%
Ceridian Corp.*                                                              38,760              --             38,760
Computers                                                  3.5%
Apple Computer, Inc.*                                                        35,210              --             35,210
Computers - Memory Devices                                 0.1%
Advanced Digital Information Corp.*                                              --             500                500
Silicon Storage Technology, Inc.*                                                --           1,070              1,070

Computers - Peripheral Equipment                           0.0%
InFocus Corp.*                                                                   --             400                400
Containers - Paper and Plastic                             2.8%
Packaging Corporation of America*                                            23,950              --             23,950
Diagnostic Equipment                                       0.0%
Cytyc Corp.*                                                                     --             245                245
Distribution/Wholesale                                     0.1%
Genuine Parts Co.                                                                --             245                245
                                                                               Market Value

                                                                Janus Aspen       Janus Aspen
                                                                  Strategic         Mid Cap
                                                               Value Portfolio  Value Portfolio    Combined

Common Stock
Aerospace and Defense - Equipment
Alliant Techsystems, Inc.*                                         280,498               --         280,498
Apparel Manufacturers
Liz Claiborne, Inc.                                                163,273               --         163,273
Applications Software
IONA Technologies (ADR)*                                                --            1,176           1,176
Automotive - Cars and Light Trucks
General Motors Corp. (A)                                           136,238               --         136,238
Nissan Motor Company, Ltd.** (A)                                   190,303               --         190,303
                                                                                                    326,541
Automotive - Truck Parts and Equipment
Autoliv, Inc.                                                           --            5,222           5,222
Lear Corp.*                                                        766,103               --         766,103
Magna International, Inc. - Class A                                     --            5,130           5,130
                                                                                                    776,455
Business to Business/E - Commerce
webMethods, Inc.*                                                       --            3,398           3,398
Broadcast Services and Programming
Liberty Media Corp. - Class A* (A)                               1,420,516               --       1,420,516
Building - Residential and Commercial
Standard Pacific Corp.                                                  --            2,525           2,525
Building and Construction - Miscellaneous
Dycom Industries, Inc.*                                                 --            4,819           4,819
Building Products - Cement and Aggregate
Cemex S.A. de C.V.(ADR)                                            402,978               --         402,978
Casino Hotels
Station Casinos, Inc.*                                             190,086               --         190,086
Chemicals - Specialty
Cytec Industries, Inc.*                                            218,775               --         218,775
Commercial Banks
Compass Bancshares, Inc.                                                --            5,109           5,109
Greater Bay Bancorp                                                     --            3,418           3,418
Mercantile Bankshares Corp.                                             --            7,342           7,342
SouthTrust Corp.                                                        --            8,600           8,600
                                                                                                     24,469
Commercial Services - Finance
Moody's Corp.                                                      246,254               --         246,254
Computer Services
Ceridian Corp.*                                                    555,818               --         555,818
Computers
Apple Computer, Inc.*                                              505,616               --         505,616
Computers - Memory Devices
Advanced Digital Information Corp.*                                     --            3,425           3,425
Silicon Storage Technology, Inc.*                                       --            3,028           3,028
                                                                                                      6,453

Computers - Peripheral Equipment
InFocus Corp.*                                                          --            2,428           2,428
Containers - Paper and Plastic
Packaging Corporation of America*                                  401,642               --         401,642
Diagnostic Equipment
Cytyc Corp.*                                                            --            2,842           2,842
Distribution/Wholesale
Genuine Parts Co.                                                       --            7,228           7,228

                                                                                       Shares

                                                                          Janus Aspen       Janus Aspen
                                                                           Strategic          Mid Cap
                                                                        Value Portfolio   Value Portfolio     Combined
Diversified Financial Services                             0.6%
Citigroup, Inc. (A)                                                           2,416              --              2,416
Diversified Operations                                     4.3%
Cendant Corp.*                                                                   --             575                575
Federal Signal Corp.                                                             --             255                255
Harsco Corp.                                                                     --             155                155
SPX Corp.*                                                                    6,355              --              6,355
Tyco International, Ltd. (A)                                                 22,375              --             22,375

Electronic Components - Miscellaneous                      0.1%
Fairchild Semiconductor International, Inc. - Class A*                           --             300                300
Vishay Intertechnology, Inc.*                                                    --             225                225

Electronic Components - Semiconductors                     0.0%
Adaptec, Inc.*                                                                   --             800                800
Electronic Design Automation                               2.7%
Cadence Design Systems, Inc.*                                                38,170              --             38,170
Engineering - Research and Development                     0.1%
Fluor Corp.                                                                      --             180                180
Enterprise Software/Services                               3.1%
Computer Associates International, Inc.                                      33,210              --             33,210
Informatica Corp.*                                                               --             435                435

Finance - Commercial                                       0.0%
CIT Group, Inc.                                                                  --             150                150
Finance - Consumer Loans                                   2.8%
SLM Corp. (A)                                                                 3,745              --              3,745
Finance - Credit Cards                                     0.7%
American Express Co. (A)                                                      2,695              --              2,695
Finance - Investment Bankers/Brokers                       0.1%
Edwards (A.G.), Inc.                                                             --             125                125
Franklin Resources, Inc.                                                         --             145                145
Legg Mason, Inc.                                                                 --             105                105

Finance - Mortgage Loan Banker                             5.1%
Countrywide Financial Corp.                                                      --              95                 95
Fannie Mae (A)                                                                5,185              --              5,185
Freddie Mac (A)                                                               7,075              --              7,075

Food - Dairy Products                                      1.5%
Dean Foods Co.*                                                               5,455              --              5,455
Food - Wholesale/Distribution                              0.1%
Supervalu, Inc.                                                                  --             400                400
Footwear and Related Apparel                               0.0%
Wolverine World Wide, Inc.                                                       --             330                330
Health Care Cost Containment                               0.1%
McKesson Corp.                                                                   --             185                185
Home Furnishings                                           0.1%
Furniture Brands International, Inc.*                                            --             400                400
La-Z-Boy, Inc.                                                                   --             225                225

Hotels and Motels                                          0.0%
Fairmont Hotels & Resorts, Inc. (New York Shares)                                --             210                210
Instruments - Controls                                     0.0%
Mettler-Toledo International, Inc.*                                              --             155                155
Internet Telephony                                         0.0%
Openwave Systems, Inc.*                                                          --           1,250              1,250
Investment Management and Advisory Services                0.0%
Waddell & Reed Financial, Inc. - Class A                                         --             255                255
                                                                               Market Value

                                                                Janus Aspen         Janus Aspen
                                                                  Strategic           Mid Cap
                                                               Value Portfolio    Value Portfolio    Combined
Diversified Financial Services
Citigroup, Inc. (A)                                                 83,062                 --           83,062
Diversified Operations
Cendant Corp.*                                                          --              6,371            6,371
Federal Signal Corp.                                                    --              4,139            4,139
Harsco Corp.                                                            --              4,445            4,445
SPX Corp.*                                                         235,771                 --          235,771
Tyco International, Ltd. (A)                                       358,224                 --          358,224
                                                                                                       608,950
Electronic Components - Miscellaneous
Fairchild Semiconductor International, Inc. - Class A*                  --              3,282            3,282
Vishay Intertechnology, Inc.*                                           --              2,324            2,324
                                                                                                         5,606
Electronic Components - Semiconductors
Adaptec, Inc.*                                                          --              4,736            4,736
Electronic Design Automation
Cadence Design Systems, Inc.*                                      378,646                 --          378,646
Engineering - Research and Development
Fluor Corp.                                                             --              5,353            5,353
Enterprise Software/Services
Computer Associates International, Inc.                            444,018                 --          444,018
Informatica Corp.*                                                      --              3,036            3,036
                                                                                                       447,054
Finance - Commercial
CIT Group, Inc.                                                         --              2,985            2,985
Finance - Consumer Loans
SLM Corp. (A)                                                      397,831                 --          397,831
Finance - Credit Cards
American Express Co. (A)                                            95,753                 --           95,753
Finance - Investment Bankers/Brokers
Edwards (A.G.), Inc.                                                    --              3,571            3,571
Franklin Resources, Inc.                                                --              4,834            4,834
Legg Mason, Inc.                                                        --              5,254            5,254
                                                                                                        13,659
Finance - Mortgage Loan Banker
Countrywide Financial Corp.                                             --              5,240            5,240
Fannie Mae (A)                                                     335,470                 --          335,470
Freddie Mac (A)                                                    396,059                 --          396,059
                                                                                                       736,769
Food - Dairy Products
Dean Foods Co.*                                                    211,763                 --          211,763
Food - Wholesale/Distribution
Supervalu, Inc.                                                         --              5,952            5,952
Footwear and Related Apparel
Wolverine World Wide, Inc.                                              --              4,934            4,934
Health Care Cost Containment
McKesson Corp.                                                          --              5,260            5,260
Home Furnishings
Furniture Brands International, Inc.*                                   --              8,572            8,572
La-Z-Boy, Inc.                                                          --              4,563            4,563
                                                                                                        13,135
Hotels and Motels
Fairmont Hotels & Resorts, Inc. (New York Shares)                       --              4,635            4,635
Instruments - Controls
Mettler-Toledo International, Inc.*                                     --              4,724            4,724
Internet Telephony
Openwave Systems, Inc.*                                                 --              1,538            1,538
Investment Management and Advisory Services
Waddell & Reed Financial, Inc. - Class A                                --              4,664            4,664

                                                                                     Shares

                                                                          Janus Aspen       Janus Aspen
                                                                           Strategic          Mid Cap
                                                                        Value Portfolio   Value Portfolio     Combined
Life and Health Insurance                                  0.1%
Lincoln National Corp.                                                           --             160                160
Machinery - Construction and Mining                        0.0%
Joy Global, Inc.*                                                                --             445                445
Machinery - General Industrial                             0.0%
Manitowoc Company, Inc.                                                          --             100                100
Machinery - Pumps                                          0.0%
Tecumseh Products Co. - Class A                                                  --              55                 55
Medical - Hospitals                                        0.0%
Province Healthcare Co.*                                                         --             600                600
Tenet Healthcare Corp.*                                                          --             150                150

Medical - Nursing Home                                     0.1%
Manor Care, Inc.*                                                                --             320                320
Medical Instruments                                        0.0%
Beckman Coulter, Inc.                                                            --              75                 75
Medical Labs and Testing Services                          0.0%
Laboratory Corporation of America Holdings*                                      --             110                110
Multi-Line Insurance                                       0.0%
Old Republic International Corp.                                                 --             180                180
Multimedia                                                 2.2%
McGraw-Hill Companies, Inc.                                                   2,905              --              2,905
Viacom, Inc. - Class B* (A)                                                   3,590              --              3,590

Networking Products                                        0.0%
Polycom, Inc.*                                                                   --             365                365
Non-Hazardous Waste Disposal                               2.2%
Allied Waste Industries, Inc.*                                               30,605              --             30,605
Republic Services, Inc.*                                                         --             350                350

Oil - Field Services                                       0.1%
Key Energy Services, Inc.*                                                       --             555                555
Tidewater Inc.                                                                   --             200                200

Oil and Gas Drilling                                       0.0%
Precision Drilling Corp.*                                                        --              75                 75
Oil Companies - Exploration and Production                 5.2%
Apache Corp.                                                                  7,745              --              7,745
Cimarex Energy Co.*                                                              --             280                280
Devon Energy Corp.                                                               --             110                110
Kerr-McGee Corp.                                                                 --             115                115
Murphy Oil Corp.*                                                                --              60                 60
Newfield Exploration Co.*                                                        --              50                 50
Noble Energy, Inc.                                                               --              65                 65
Ocean Energy, Inc.                                                           12,100             350             12,450
Stone Energy Corp.*                                                              --             200                200
Tom Brown, Inc.*                                                                 --             200                200

Oil Companies - Integrated                                 0.0%
Marathon Oil Corp.                                                               --             300                300
Oil Refining and Marketing                                 2.0%
SK Corp.**                                                                   26,300              --             26,300
Paper and Related Products                                 0.9%
Rayonier, Inc.                                                                2,885             110              2,995
Temple-Inland, Inc.                                                              --             110                110

Petrochemicals                                             0.3%
Reliance Industries, Ltd.                                                     6,693              --              6,693
                                                                                 Market Value

                                                                Janus Aspen         Janus Aspen
                                                                  Strategic           Mid Cap
                                                               Value Portfolio    Value Portfolio    Combined
Life and Health Insurance
Lincoln National Corp.                                                  --             5,160             5,160
Machinery - Construction and Mining
Joy Global, Inc.*                                                       --             4,935             4,935
Machinery - General Industrial
Manitowoc Company, Inc.                                                 --             2,292             2,292
Machinery - Pumps
Tecumseh Products Co. - Class A                                         --             2,343             2,343
Medical - Hospitals
Province Healthcare Co.*                                                --             3,960             3,960
Tenet Healthcare Corp.*                                                 --             2,699             2,699
                                                                                                         6,659
Medical - Nursing Home
Manor Care, Inc.*                                                       --             6,150             6,150
Medical Instruments
Beckman Coulter, Inc.                                                   --             2,416             2,416
Medical Labs and Testing Services
Laboratory Corporation of America Holdings*                             --             2,943             2,943
Multi-Line Insurance
Old Republic International Corp.                                        --             4,885             4,885
Multimedia
McGraw-Hill Companies, Inc.                                        172,034                --           172,034
Viacom, Inc. - Class B* (A)                                        138,395                --           138,395
                                                                                                       310,429
Networking Products
Polycom, Inc.*                                                          --             4,117             4,117
Non-Hazardous Waste Disposal
Allied Waste Industries, Inc.*                                     299,317                --           299,317
Republic Services, Inc.*                                                --             7,168             7,168
                                                                                                       306,485
Oil - Field Services
Key Energy Services, Inc.*                                              --             5,139             5,139
Tidewater Inc.                                                          --             5,820             5,820
                                                                                                        10,959
Oil and Gas Drilling
Precision Drilling Corp.*                                               --             2,556             2,556
Oil Companies - Exploration and Production
Apache Corp.                                                       483,365                --           483,365
Cimarex Energy Co.*                                                     --             5,230             5,230
Devon Energy Corp.                                                      --             4,983             4,983
Kerr-McGee Corp.                                                        --             4,804             4,804
Murphy Oil Corp.*                                                       --             2,532             2,532
Newfield Exploration Co.*                                               --             1,654             1,654
Noble Energy, Inc.                                                      --             2,321             2,321
Ocean Energy, Inc.                                                 226,633             6,556           233,189
Stone Energy Corp.*                                                     --             6,802             6,802
Tom Brown, Inc.*                                                        --             4,996             4,996
                                                                                                       749,876
Oil Companies - Integrated
Marathon Oil Corp.                                                      --             6,270             6,270
Oil Refining and Marketing
SK Corp.**                                                         290,339                --           290,339
Paper and Related Products
Rayonier, Inc.                                                     122,266             4,662           126,928
Temple-Inland, Inc.                                                     --             4,754             4,754
                                                                                                       131,682
Petrochemicals
Reliance Industries, Ltd.                                           38,545                --            38,545

                                                                                     Shares

                                                                          Janus Aspen       Janus Aspen
                                                                           Strategic          Mid Cap
                                                                        Value Portfolio   Value Portfolio     Combined
Pharmacy Services                                          0.1%
Omnicare, Inc.                                                                   --             315                315
Pipelines                                                  5.3%
Kinder Morgan Management LLC*                                                23,942              --             23,942
Printing - Commercial                                      1.7%
Valassis Communications, Inc.*                                               10,690              --             10,690
Publishing - Periodicals                                   0.0%
Reader's Digest Association, Inc.                                                --             350                350
Recreational Centers                                       0.2%
Bally Total Fitness Holding Corp.*                                            3,510              --              3,510
Reinsurance                                                5.4%
Berkshire Hathaway, Inc. - Class B* (A)                                         345              --                345
Everest Re Group, Ltd.                                                           --              90                 90
IPC Holdings, Ltd.                                                               --             160                160

Real Estate Investment Trusts - Apartments                 0.0%
Home Properties of New York, Inc.                                                --             145                145
Retail - Apparel and Shoe                                  0.1%
Ann Taylor Stores Corp.*                                                         --             170                170
Foot Locker, Inc.                                                                --             475                475
Talbots, Inc.                                                                    --             180                180

Retail - Drug Store                                        0.0%
CVS Corp.                                                                        --             125                125
Retail - Regional Department Stores                        0.0%
Federated Department Stores, Inc.*                                               --             175                175
Retail - Restaurants                                       0.0%
Wendy's International, Inc.                                                      --             185                185
Retail - Toy Store                                         1.4%
Toys "R" Us, Inc.*                                                           21,400             500             21,900
Retail - Video Rental                                      1.1%
Blockbuster, Inc. - Class A                                                  11,765              --             11,765
Satellite Telecommunications                               2.5%
EchoStar Communications Corp.*                                               13,840              --             13,840
Savings/Loan/ Thrifts                                      0.0%
Astoria Financial Corp.                                                          --             185                185
Semiconductor Equipment                                    0.0%
Asyst Technologies, Inc.*                                                        --             300                300
Steel - Producers                                          0.0%
Nucor Corp.                                                                      --             120                120
Super-Regional Banks                                       0.0%
PNC Bank Corp.                                                                   --             120                120
Telephone - Integrated                                     0.0%
Telephone and Data Systems, Inc.                                                 --              55                 55
Television                                                 0.1%
SBS Broadcasting S.A.*                                                          950              --                950
Tobacco                                                    0.6%
Vector Group, Ltd.                                                            7,149              --              7,149
Toys                                                       0.9%
Mattel, Inc.                                                                  6,390              --              6,390
Transportation - Air Freight                               0.1%
Airborne, Inc.                                                                   --             250                250
CNF, Inc.                                                                        --             150                150

Transportation - Marine                                    2.3%
Grupo TMM S.A.(ADR) - Class A*                                               76,625              --             76,625
Teekay Shipping Corp. - New York Shares                                          --             125

Wireless Equipment                                         0.0%
Stratex Networks, Inc.*                                                          --           1,000              1,000

                                                                                 Market Value

                                                                 Janus Aspen         Janus Aspen
                                                                  Strategic           Mid Cap
                                                               Value Portfolio    Value Portfolio    Combined
Pharmacy Services
Omnicare, Inc.                                                          --               8,136            8,136
Pipelines
Kinder Morgan Management LLC*                                      764,947                  --          764,947
Printing - Commercial
Valassis Communications, Inc.*                                     248,649                  --          248,649
Publishing - Periodicals
Reader's Digest Association, Inc.                                       --               4,508            4,508
Recreational Centers
Bally Total Fitness Holding Corp.*                                  29,273                  --           29,273
Reinsurance
Berkshire Hathaway, Inc. - Class B* (A)                            767,280                  --          767,280
Everest Re Group, Ltd.                                                  --               4,542            4,542
IPC Holdings, Ltd.                                                      --               4,638            4,638
                                                                                                        776,460
Real Estate Investment Trusts - Apartments
Home Properties of New York, Inc.                                       --               4,740            4,740
Retail - Apparel and Shoe
Ann Taylor Stores Corp.*                                                --               3,164            3,164
Foot Locker, Inc.                                                       --               4,798            4,798
Talbots, Inc.                                                           --               4,678            4,678
                                                                                                         12,640
Retail - Drug Store
CVS Corp.                                                               --               2,828            2,828
Retail - Regional Department Stores
Federated Department Stores, Inc.*                                      --               4,554            4,554
Retail - Restaurants
Wendy's International, Inc.                                             --               5,023            5,023
Retail - Toy Store
Toys "R" Us, Inc.*                                                 193,456               4,520          197,976
Retail - Video Rental
Blockbuster, Inc. - Class A                                        153,416                  --          153,416
Satellite Telecommunications
EchoStar Communications Corp.*                                     359,148                  --          359,148
Savings/Loan/ Thrifts
Astoria Financial Corp.                                                 --               4,801            4,801
Semiconductor Equipment
Asyst Technologies, Inc.*                                               --               2,070            2,070
Steel - Producers
Nucor Corp.                                                             --               4,789            4,789
Super-Regional Banks
PNC Bank Corp.                                                          --               5,285            5,285
Telephone - Integrated
Telephone and Data Systems, Inc.                                        --               2,360            2,360
Television
SBS Broadcasting S.A.*                                              13,994                  --           13,994
Tobacco
Vector Group, Ltd.                                                  92,294                  --           92,294
Toys
Mattel, Inc.                                                       127,800                  --          127,800
Transportation - Air Freight
Airborne, Inc.                                                          --               3,848            3,848
CNF, Inc.                                                               --               4,518            4,518
                                                                                                          8,366
Transportation - Marine
Grupo TMM S.A.(ADR) - Class A*                                     321,825                  --          321,825
Teekay Shipping Corp. - New York Shares                                 --               4,876            4,876
                                                                                                        326,701
Wireless Equipment
Stratex Networks, Inc.*                                                 --               2,699            2,699

                                                                                     Shares

                                                                          Janus Aspen       Janus Aspen
                                                                           Strategic          Mid Cap
                                                                        Value Portfolio   Value Portfolio     Combined
Total Common Stocks (cost                                                $ 14,519,187        $ 394,113      $  14,913,300
Corporate Bonds                                            1.4%
Tobacco                                                    1.4%
Vector Group, Ltd., 6.25%                                                     300,000               --            300,000
convertible subordinated notes, due 7/15/08*** (A)

Total Corporate Bonds (cost                                              $    300,000        $      --      $     300,000
Preferred Stock                                            2.1%
Automotive - Cars and Light Trucks                         2.1%
General Motors Corp. - Series B, convertible, 5.25% (A)                        13,100               --             13,100

Total Preferred Stock (cost                                              $    356,464        $      --      $     356,464
Short-Term U.S. Government Agencies                        0.7%
Freddie Mac, 1.18%, 1/3/03                                 0.7%                    --          100,000            100,000
Total Short - Term U.S. Government Agencies (cost                        $         --        $ 100,000      $     100,000

Total Investments (total cost                                            $ 15,175,651        $ 494,113      $  15,669,764

Cash, Receivables and Other Assets, net of Liabilities
Net Assets

                                                                                 Market Value

                                                                 Janus Aspen         Janus Aspen
                                                                  Strategic           Mid Cap
                                                               Value Portfolio    Value Portfolio       Combined

)                                                                $ 13,257,673       $     375,624    $ 13,633,297
Corporate Bonds
Tobacco
Vector Group, Ltd., 6.25%                                             205,875                  --         205,875
convertible subordinated notes, due 7/15/08*** (A)
)                                                                $    205,875       $          --    $    205,875

Preferred Stock
Automotive - Cars and Light Trucks
General Motors Corp. - Series B, convertible, 5.25% (A)               302,938                  --         302,938
)                                                                $    302,938       $          --    $    302,938
Short-Term U.S. Government Agencies
Freddie Mac, 1.18%, 1/3/03                                                 --             100,000         100,000
)                                                                $         --       $     100,000    $    100,000

99.2%                                                            $ 13,766,486       $     475,624    $ 14,242,110


 0.8%                                                            $    108,179       $       1,110    $    109,289
 100%                                                            $ 13,874,664       $     476,734    $ 14,351,398



Notes to Pro Forma Schedule of Investments

ADR American Depository Receipt

* Non-income producing security.

** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and forward currency contracts.

***Securities are exempt from the registration requirements of the Securities Act of 1933 or other provisions and may be deemed to be restricted for resale.

(A) Securities that do not meet the definition of mid-cap equity securities (equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12-month average of the capitalization range of the Russell Midcap Index). These 13 securities had a market value of $4,827,944 as of January 31, 2002, which constitutes 34% of the net assets of the pro forma combined Portfolio shown in the Schedule of Investments. Because the Mid Cap Value Portfolio has a policy of investing at least 80% of assets in mid-cap equity securities, if the reorganization had occurred on January 31, 2003, some of the identified securities would have been sold as part of the reorganization. When the reorganization actually occurs, securities may have to be sold to meet the 80% policy, but the Portfolios have not identified which, if any, securities will be sold. In particular, the Portfolios have not determined to sell any of the securities identified in Statement of Investments as not meeting the definition of a mid-cap equity security.

ASPEN STRATEGIC VALUE PORTFOLIO

CURRENCY SOLD AND SETTLEMENT DATE        UNITS      CURRENCY VALUE IN $ U.S.    UNREALIZED GAIN/(LOSS)
---------------------------------        -----      ------------------------    ----------------------
Japanese Yen 2/21/03                   21,500,000          $ 179,409                   $ (4,849)
South Korean Won 2/25/03               65,000,000             55,769                     (3,352)
South Korean Won 5/9/03               255,000,000            217,458                     (2,522)
                                                           ---------                  ---------
                                                           $ 452,636                  $ (10,723)

JANUS ASPEN MID CAP VALUE PORTFOLIO

Financial Futures - Short
2 Contracts                S&P MidCap 400 Index
                              expires March 2003, principal
                              amount $88,380, value $83,370
                              cumulative appreciation...............  $5,010

Summary of Investments by Country, January 31, 2003

                                                                        % of investment
                                      Market Value                         Securities

                         JANUS ASPEN      JANUS ASPEN
                          STRATEGIC         MID CAP
COUNTRY                VALUE PORTFOLIO  VALUE PORTFOLIO     COMBINED       COMBINED

Bahamas                          --           4,876             4,876        0.0%
Bermuda                     358,224           9,180           367,404        2.6%
Canada                           --          12,321            12,321        0.1%
India                        38,545              --            38,545        0.3%
Ireland                          --           1,176             1,176        0.0%
Japan                       190,303              --           190,303        1.4%
Luxembourg                   13,994              --            13,994        0.1%
Mexico                      724,803              --           724,803        5.1%
South Korea                 290,339              --           290,339        2.0%
Sweden                           --           5,222             5,222        0.0%
United States            12,150,278         442,849        12,593,127       88.4%*
                       ------------       ---------      ------------      ------
                       $ 13,766,486       $ 475,624      $ 14,242,110      100.0%


* Includes Short-Term Securities ( 87.7% excluding Short-Term Securities)

Notes to Pro Forma Financial Statements

NOTE 1 - REORGANIZATION:

The Trustees approved a reorganization transaction on January 31, 2003, in which the Janus Aspen Series Strategic Value Portfolio will transfer its assets to the Janus Aspen Series Mid Cap Value Portfolio. After the reorganization, the surviving Portfolio will carry forward the financial statement history of the Janus Aspen Series Mid Cap Value Portfolio because the post-reorganization Portfolio will most closely resemble the Mid Cap Value Portfolio, considering that the investment advisers, investment objectives, policies and restrictions, and expense structure, will remain the same as it was before the reorganization. The transaction is expected to be effective on or about April 30, 2003. The unaudited pro forma portfolio of investments, and unaudited statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Portfolio which are incorporated by reference in the Statements of Additional Information.

NOTE 2 - SECURITY VALUATION:

Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Janus Aspen Series Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principle markets and the time the net asset value
(NAV) is determined, securities are valued at their fair value as determined in good faith under procedures adopted by and under the supervision of the Janus Aspen Series Trustees.


NOTE 3 - CAPITAL SHARES:

The unaudited pro forma net asset value per share assumes additional shares of the Janus Aspen Series Mid Cap Value Portfolio issued in connection with the proposed acquisition of the Janus Aspen Series Strategic Value Portfolio as of January 31, 2002. The number of additional shares issued was calculated by dividing the value of the assets, net of liabilities, of the Janus Aspen Series Strategic Value Portfolio by the net asset value of the Janus Aspen Series Mid Cap Value Portfolio share.


NOTE 4 - UNAUDITED PRO FORMA ADJUSTMENTS:

The accompanying unaudited pro forma financial statements reflect changes in Portfolio shares as if the reorganization had taken place on January 31, 2003.

The fee structures of both Portfolios were materially consistent with one another, except that the Service Shares of the Mid CapValue Portfolio, but not the Service Shares of the Strategic Value Portfolio, are subject to a service fee at an annual rate of 0.10% of average daily net assets to compensate Janus Services LLC for providing, or arranging for the provision of, recordkeeping, subaccounting and administrative services to retirement or pension plan participants, variable contract owners or other underlying investors through institutional channels.

NOTE 5 - REORGANIZATION COSTS:

Janus Capital Management LLC ("Janus Capital"), the investment adviser to the Portfolios, will bear all costs in connection with this reorganization.

NOTE 6 - FEDERAL INCOME TAXES:

It is the policy of the Portfolios to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Portfolio intends not to be subject to any federal excise tax.

The surviving Portfolio intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. The amount of capital loss carryforward, which may offset the Janus Aspen Series Strategic Value Portfolio's capital gains in any given year, may be limited as a result of previous reorganizations. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

                               JANUS ASPEN SERIES
                           PART C -- OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Article IX of Janus Aspen Series' Trust Instrument provides for indemnification of certain persons acting on behalf of the Portfolios. In general, Trustees and officers will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their office in connection with the Portfolios, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Portfolios. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Portfolios also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Portfolios if his conduct is later determined to preclude indemnification, and that either he provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees and officers.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

Exhibit 1  (a)    Trust Instrument dated May 19, 1993, is incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on May 20, 1993 (File No. 33-63212).

           (b) Amendments to Trust Instrument are incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 7, filed on February 14, 1996 (File No. 33-63212).

           (c) Amendment to Trust Instrument dated December 10, 1996 is incorporated herein by reference to Exhibit 1(c) to Post-Effective Amendment No. 10, filed on February 13, 1997 (File No. 33-63212).

           (d) Amendment to Trust Instrument dated September 14, 1999 is incorporated herein by reference to Exhibit 1(d) to Post-Effective Amendment No. 20, filed on October 26, 1999 (File No. 33-63212).

           (e) Amendment to Trust Instrument dated December 14, 1999 is incorporated herein by reference to Exhibit 1(e) to Post-Effective Amendment No. 23, filed on February 16, 2000 (File No. 33-63212).

           (f) Form of Amendment to Trust Instrument dated July 28, 2000, is incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

           (g) Form of Amendment to Trust Instrument dated August 1, 2000, is incorporated herein by reference to Exhibit 1(g) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

           (h) Form of Amendment to Trust Instrument dated February 12, 2001, is incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

           (i) Form of Amendment to Trust Instrument dated July 31, 2001, is incorporated herein by reference to Exhibit 1(i) to Post-Effective Amendment No. 26, filed on June 1, 2001 (File No. 33-63212).

           (j) Amendment to Trust Instrument dated September 13, 2001, is incorporated herein by reference to Exhibit 1(j) to Post-Effective Amendment No. 27, filed on October 18, 2001 (File No. 33-63212).

           (k) Fourteenth Amendment to Trust Instrument dated September 18, 2002, is incorporated herein by reference to Exhibit 1(k) to Post-Effective Amendment No. 30, filed on October 17, 2002 (File No. 33-63212).

           (l) Fifteenth Amendment to Trust Instrument dated October 14, 2002, is incorporated herein by reference to Exhibit 1(l) to Post-Effective Amendment No. 30, filed on October 17, 2002 (File No. 33-63212).

           (m) Sixteenth Amendment to Trust Instrument dated January 31, 2003 is incorporated herein by reference to Exhibit 1(m) to Form N-14, filed on February 7, 2003 (File No. 333-103045).

Exhibit 2  (a)    Restated Bylaws are incorporated herein by reference to
                  Exhibit 2(a) to Post-Effective Amendment No. 7, filed on
                  February 14, 1996 (File No. 33-63212).

           (b) First Amendment to the Bylaws is incorporated herein by reference to Exhibit 2(b) to Post-Effective Amendment No. 7, filed on February 14, 1996 (File No. 33-63212).

           (c) Second Amendment to Bylaws dated September 18, 2002, is incorporated herein by reference to Exhibit 2(c) to Post-Effective Amendment No. 30, filed on October 17, 2002 (File No. 33-63212).

Exhibit 3  Not Applicable

Exhibit 4 Form of Agreement and Plan of Reorganization is filed herein as Exhibit A to Part A of this Registration Statement.

Exhibit 5  Not Applicable

Exhibit 6  (a)    Investment Advisory Agreement for Mid Cap Value Portfolio is
                  incorporated herein by reference to Exhibit 4(y) to Post-Effective Amendment No. 31, filed on December 30, 2002
                  (File No. 33-63212).

           (b) Investment Sub-Advisory Agreement for Mid Cap Value Portfolio is incorporated herein by reference to Exhibit 4(cc) to Post-Effective Amendment No. 31, filed on December 30, 2002 (File No. 33-63212).

Exhibit 7  (a)    Amended Distribution Agreement is incorporated herein by
                  reference to Post-Effective Amendment No. 17, filed on February 26, 1999 (File No. 33-63212).

           (b) Amended Distribution Agreement dated September 14, 1999 is incorporated herein by reference to Post-Effective Amendment No. 20, filed on October 26, 1999 (File No. 33-63212).

           (c) Form of Distribution and Shareholder Services Agreement for Service Shares for Qualified Plans is incorporated herein by reference to Post-Effective Amendment No. 20, filed on October 26, 1999 (File No. 33-63212).

           (d) Form of Distribution and Shareholder Services Agreement for Service Shares for Insurance Companies is incorporated herein by reference to Post-Effective Amendment No. 20, filed on October 26, 1999 (File No. 33-63212).

           (e) Form of Amended and Restated Distribution Agreement, dated September 13, 2001, is incorporated herein by reference to
                  Exhibit 5(e) to Post-Effective Amendment No. 27, filed on October 18, 2001 (File No. 33-63212).

           (f) Form of Transfer and Assumption Agreement between Janus Distributors, Inc. and Janus Distributors LLC, dated April 1, 2002, is incorporated herein by reference to Exhibit 5(h) to Post-Effective Amendment No. 29, filed on April 29, 2002 (File No. 33-63212).

           (g) Amended and Restated Distribution Agreement between Janus Aspen Series and Janus Distributors LLC, dated June 18, 2002, is incorporated herein by reference to Exhibit 5(i) to Post-Effective Amendment No. 30, filed on October 17, 2002 (File No. 33-63212).

Exhibit 8  Not Applicable

Exhibit 9  (a)    Form of Custody Agreement between Janus Aspen Series and
                  Investors Fiduciary Trust Company is incorporated herein by reference to Exhibit 8(a) to Post-Effective Amendment No. 11, filed on April 30, 1997 (File No. 33-63212).

           (b) Form of Custodian Contract between Janus Aspen Series and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 11, filed on April 30, 1997 (File No. 33-63212).

           (c) Letter Agreement dated April 4, 1994 regarding State Street Custodian Agreement is incorporated herein by reference to
                  Exhibit 8(c) to Post-Effective Amendment No. 11, filed on April 30, 1997 (File No. 33-63212).

           (d) Amendment dated October 11, 1995 of State Street Custodian Contract is incorporated herein by reference to Exhibit 8(e) to Post-Effective Amendment No. 7, filed on February 14, 1996 (File No. 33-63212).

           (e) Letter Agreement dated September 10, 1996 regarding State Street Custodian is incorporated herein by reference to
                  Exhibit 8(f) to Post-Effective Amendment No. 9, filed on October 24, 1996 (File No. 33-63212).

           (f) Form of Letter Agreement dated September 9, 1997, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(h) to Post-Effective Amendment No. 14, filed on October 24, 1997 (File No. 33-63212).

           (g) Amendment to Custodian Contract is incorporated herein by reference to Exhibit 7(k) to Post-Effective Amendment No. 24, filed on April 14, 2000 (File No. 33-63212).

           (h) Foreign Custody Agreement to State Street Bank and Trust Company Contract, dated December 5, 2000, is incorporated herein by reference to Exhibit 7(l) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

           (i) Foreign Custody Manager Addendum to Global Custodial Services Agreement with Citibank, N.A., dated December 5, 2000, is incorporated herein by reference to Exhibit 7(m) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

           (j) Amendment to State Street Bank and Trust Company Custodian Contract, dated December 5, 2000, is incorporated herein by reference to Exhibit 7(n) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

           (k) Form of Amendment to State Street Bank and Trust Company Custodian Contract, dated December 5, 2000, is incorporated herein by reference to Exhibit 7(o) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

           (l) Form of Letter Agreement with State Street Bank and Trust Company, dated May 1, 2001, is incorporated herein by reference to Exhibit 7(p) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

           (m) Form of Letter Agreement with State Street Bank and Trust Company, dated June 1, 2001, is incorporated herein by reference to Exhibit 7(q) to Post-Effective Amendment No. 26, filed on June 1, 2001 (File No. 33-63212).

           (n) Form of Letter Agreement with State Street Bank and Trust Company, dated December 31, 2002, is incorporated herein by reference to Exhibit 7(r) to Post-Effective Amendment No. 30, filed on October 17, 2002 (File No. 33-63212).

           (o) Form of Letter Agreement with State Street Bank and Trust Company, dated December 31, 2002, is incorporated herein by reference to Exhibit 7(s) to Post-Effective Amendment No. 30, filed on October 17, 2002 (File No. 33-63212).

Exhibit 10 (a)    Form of Distribution and Shareholder Servicing Plan for
                  Service Shares between Janus Distributors, Inc. and Janus
                  Aspen Series is incorporated herein by reference to Exhibit
                  13(b) to Post-Effective Amendment No. 20, filed on October 26,
                  1999 (File No. 33-63212).

           (b) Amended and Restated Rule 18f-3 Plan, dated September 13, 2001, is incorporated herein by reference to Exhibit 15(e) to Post-Effective Amendment No. 27, filed on October 18, 2001 (File No. 33-63212).

Exhibit 11 Opinion and Consent of Shea & Gardner is incorporated herein by reference to Exhibit 11 to Form N-14, filed on February 7, 2003 (File No. 333-103045).

Exhibit 12 Form of Tax Opinion of Shea & Gardner is incorporated herein by reference to Exhibit 12 to Form N-14, filed on February 7, 2003 (File No. 333-103045).

Exhibit 13 (a)    Form of Model Participation Agreement is incorporated herein by reference to Exhibit 9(c) to Post-Effective Amendment No.
                  11, filed on April 30, 1997 (File No. 33-63212).

           (b) Form of Amended and Restated Transfer Agency Agreement, dated September 13, 2001, is incorporated herein by reference to
                  Exhibit 8(d) to Post-Effective Amendment No. 27, filed on October 18, 2001 (File No. 33-63212).

           (c) Form of Transfer and Assumption Agreement between Janus Service Corporation and Janus Services LLC, dated April 1, 2002, is incorporated herein by reference to Exhibit 8(e) to Post-Effective Amendment No. 29, filed on April 29, 2002 (File No.33-63212).

           (d) Amended and Restated Transfer Agency Agreement between Janus Aspen Series and Janus Services LLC, dated June 18, 2002, is incorporated herein by reference to Exhibit 8(f) to Post-Effective Amendment No. 30, filed on October 17, 2002 (File No. 33-63212).

Exhibit 14 Consent of PricewaterhouseCoopers LLP is filed herein.

Exhibit 15 Not Applicable

Exhibit 16 Powers of Attorney are incorporated herein by reference to Exhibit
           16 to Form N-14, filed on December 12, 2002 by registrant.

Exhibit 17 Voting Instruction Forms is incorporated herein by reference to
           Exhibit 17 to Form N-14, filed on February 7, 2003 (File No. 333-103045).


ITEM 17. UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the City of Denver, and State of Colorado, on the 14th day of March, 2003.

                                            JANUS ASPEN SERIES


                                            By: /s/ Loren M. Starr
                                                -----------------------------
                                                Loren M. Starr, President and
                                                Chief Executive Officer


As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                TITLE                       DATE
---------                                -----                       ----

/s/ Loren M. Starr            President and                      March 14, 2003
-------------------------     Chief Executive Officer
Loren M. Starr                (Principal Executive Officer)

/s/ Anita E. Falicia          Vice President, Chief Financial    March 14, 2003
-------------------------     Officer and Treasurer
Anita E. Falicia              (Principal Accounting Officer)

Thomas H. Bailey*             Trustee                            March 14, 2003
-------------------------
Thomas H. Bailey

William F. McCalpin*          Trustee                            March 14, 2003
-------------------------
William F. McCalpin

John W. McCarter, Jr.*        Trustee                            March 14, 2003
-------------------------
John W. McCarter, Jr.

Dennis B. Mullen*             Trustee                            March 14, 2003
-------------------------
Dennis B. Mullen



James T. Rothe*               Trustee                            March 14, 2003
-------------------------
James T. Rothe

William D. Stewart*           Trustee                            March 14, 2003
-------------------------
William D. Stewart

Martin H. Waldinger*          Trustee                            March 14, 2003
-------------------------
Martin H. Waldinger

/s/ Thomas A. Early
-------------------------
*By  Thomas A. Early
     Attorney-in-Fact

                                INDEX OF EXHIBITS


EXHIBIT NUMBER              EXHIBIT TITLE
--------------              -------------

14                          Consent of PricewaterhouseCoopers LLP